Exhibit 4.11

SHAREHOLDERS AND CORPORATE GOVERNANCE AGREEMENT

THIS SHAREHOLDERS AND CORPORATE GOVERNANCE AGREEMENT (this “Agreement”) is made as of December 1, 2005, among JSG Packaging Limited, a private limited company organized under the laws of the Republic of Ireland with company number 380620 (the “Company”), the MDCP Co-Investors, Smurfit Kappa Feeder G.P. Limited, acting in its capacity as general partner of, and on behalf of, the Kappa Limited Partnership (the “Kappa Investor”), each of the Persons listed on the Schedule of Additional Investors (each, an “Additional Investor”, and collectively, the “Additional Investors”) and, for the purposes herein described, the Cinven Co-Investors, the CVC Co-Investors, the Stichting, Dr. Michael W.J. Smurfit (“MWJS”), Gary McGann (“GMcG”), Anthony Smurfit (“APJS”), and Ian Curley (“IJC” and together with MWJS, GMcG and APJS, each, a “Management Investor” and collectively, the “Management Investors”). The MDCP Co-Investors, the Kappa Investor, and the Additional Investors are collectively referred to herein as the “Investors” and in the singular as an “Investor”. Except as otherwise indicated herein, capitalized terms used herein are defined in Section 10 hereof.

The MDCP Co-Investors and the Additional Investors own Ordinary Shares — Class A of the Company, nominal value €0.001 per share (the “Class A Ordinary Shares”). In connection with the transactions contemplated by that certain Share Purchase Agreement, dated as of November 23, 2005, by and among the Company, JSG Acquisitions, the Kappa Investor, the Stichting, the Cinven Co-Investors and the CVC Co-Investors (as amended, modified, supplemented or waived from time to time, the “Purchase Agreement”), the Kappa Investor is receiving, inter alia, Ordinary Shares — Class B of the Company, nominal value €0.001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”). The Company and the Investors are entering into this Agreement in order to record the arrangements which they have agreed should apply to the Investors’ participation in the Company and to set out certain terms governing the relationship amongst the Investors as shareholders and, where applicable, the Cinven Co-Investors, the CVC Investors and the Stichting as limited partners of the Kappa Limited Partnership.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.               Covenants of the Company.

1A.          Financial Statements and Other Information. The Company shall deliver to each Investor and, in the case of clause (v), the MDCP Co-Investors and the Kappa Investor:

(i)            as soon as available, but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such monthly period;

(ii)           as soon as available, but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year;

(iii)          within 120 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, accompanied with respect to the consolidated portions of such statements (except with respect to budget data), by an opinion of an independent accounting firm of recognized international standing acceptable to the Board;

(iv)          not later than 30 days after the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets; and

(v)           written commentaries or reports on any of the above in the form provided to the senior lenders of the Company and its Subsidiaries and other written reports or information regarding the Company provided to the MDCP Co-Investors (in the case of written commentaries, reports and information to be provided to the Kappa Investor) or the Kappa Investor (in the case of written reports, commentaries and information to be provided to the MDCP Co-Investors); provided that the obligations of the Company pursuant to this clause (v) shall terminate on the Required Vote Termination Date.

1B.          Inspection of Property. The Company shall permit any representatives designated by any Investor, upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, chief executive officer and chief financial officer of the Company.

1C.          Preemptive Right.

(i)            If the Company proposes to issue any additional Ordinary Shares or Equity Securities or Equity Equivalents that are convertible or exercisable into Ordinary Shares (the “New Shares”) after the date hereof, each Investor shall have the right to purchase all or a portion of the New Shares equal to the product of (a) the total number of New Shares proposed to be issued, multiplied by (b) a fraction, (I) the numerator of which is the number of Class D Convertible Shares (if any) and Ordinary Shares held by such Investor as of immediately prior to the proposed issuance and (II) the denominator of which is the total number of Class D Convertible Shares and Ordinary Shares which are held by all shareholders of the Company immediately prior to the proposed issuance; provided that, for purposes clause (I) and (II) of this paragraph 1C, in determining the number of Ordinary Shares owned by the Kappa Investor, the Kappa Investor shall be deemed to own an additional number of Ordinary Shares determined by multiplying the number of all issued Class D Convertible Shares as of immediately prior to the proposed issuance by the Relevant Proportion.

(ii)           The Company shall give each Investor written notice of any proposed issuance of New Shares (the “Option Issuance Notice”) describing the price and terms upon which the Company proposes to issue and sell such New Shares. During the 20-day period following the date of delivery of the Option Issuance Notice (the “Election Period”), each Investor may exercise his, her or its right to purchase New Shares in accordance with this paragraph 1C, for the price and upon the terms and conditions specified in the Option Issuance Notice by giving written notice to the Company and stating therein the quantity of New Shares to be purchased (which shall not, in any event, for any Investor exercising rights pursuant to this paragraph 1C, exceed the number of New Shares such Investor is entitled to purchase, as determined in accordance with clause (i) foregoing). Notwithstanding anything herein to the contrary, any Investor may, by written notice to the Company on or prior to the expiration of the Election Period, elect to assign its right to subscribe for New Shares pursuant to this paragraph 1C to any other Investor party to this Agreement as of the date hereof (with it being understood that any such assignment shall be limited to the right to be issued New Shares upon completion of the subscription (in whole or in part) and that all determinations pursuant to this paragraph 1C shall be made as though such right was exercised directly by the assigning Investor).

(iii)          In the event that any Investor (A) both (I) fails to exercise its right to subscribe for any New Shares which it is entitled to subscribe for under this paragraph 1C prior to the expiration of the Election Period and (II) fails to assign its rights under this paragraph 1C prior to the expiration of the Election Period, (B) assigns its rights under this paragraph 1C and the assignee of those rights fails to exercise those rights to subscribe for the New Shares prior to the expiration of the Election Period or (C) defaults (or its assignee defaults) in completing any subscription for New Shares pursuant to this paragraph 1C, the Company shall have 90 days following the expiration of the Election Period (or, in the case of (iii)(C), 90 days after such default), to issue or enter into an agreement to issue the New Shares not elected to be subscribed for by such Investor or its assignee (or with respect to which the Investor or its assignee is in default of its obligations) at the price and upon terms and conditions not substantially more favorable to the prospective subscribers for such New Shares than those specified in the Option Issuance Notice. In the event the Company has not issued the New Shares or entered into an agreement to issue the New Shares within the said 90-day period, the Company shall not thereafter issue or otherwise transfer such New Shares without first offering such New Shares to the Investors in the manner provided in this paragraph 1C.

(iv)          If one or more Investors elects to subscribe for any New Shares pursuant to this paragraph 1C, the completion of such subscriptions shall occur as soon as reasonably practicable after receipt of the subscription notices and at such locations selected by the Company and all such subscriptions with respect to a particular Option Issuance Notice shall occur within 10 Business Days of one another.

(v)           Upon the issuance by the Company of any Ordinary Shares for which the Kappa Investor is exercising rights to purchase such shares pursuant to this Agreement, the Kappa Investor shall receive Class B Ordinary Shares in such issuance and upon the issuance by the Company of any Ordinary Shares for which the MDCP Co-Investors and the Additional Investors are exercising rights to purchase such shares pursuant to this Agreement, the MDCP Co-Investors and the Additional Investors shall receive Class A Ordinary Shares in such issuance.

(vi)          Notwithstanding anything else to the contrary set forth herein, the provisions of this paragraph 1C shall not apply to (A) any Excluded Issuances, or (B) any issuance to the Kappa Investor or other Person in connection with the transactions contemplated by the Purchase Agreement (including Section 3 and Section 4 of the Purchase Agreement).

1D.          Certain Negative Covenants.

(i)            The Company agrees that, without a Required Shareholder Vote, it shall not announce, approve, authorize, enter into a definitive agreement relating to, or complete any Sale of the Company or Listing.

(ii)           The Company agrees that, without a Required Shareholder Vote, it shall not permit the aggregate of (i) the number of the Class H Convertible Shares of the Company created and/or issued by the Company; (ii) the number of Class I Convertible Shares created and/or issued by the Company; and (iii) the number of Class I Convertible Shares which have been created and/or issued by the Company and which have subsequently been cancelled in consideration for the issue of Class B Ordinary Shares, to at any time exceed 2,104,980 (it being understood and agreed that, without Required Shareholder Vote, in no event shall the number of Class B Ordinary Shares issued pursuant to the conversion of Class I Convertible Shares at any time exceed 2,104,980 in the aggregate (in each case, as equitably adjusted for any share split, share combination or recapitalization arising after the date hereof)).

(iii)          The Company agrees that, without a Required Shareholder Vote, it shall not permit the aggregate of (i) the number of the Class A Convertible Shares, Class B Convertible Shares, Class C Convertible Shares, Class E Convertible Shares, Class F Convertible Shares and Class G Convertible Shares of the Company created and/or issued by the Company, (ii) the number of Class D Convertible Shares created and/or issued by the Company, and (iii) the number of Class D Convertible Shares which have been created and/or issued by the Company and which have subsequently been cancelled in consideration for the issue of Class A Ordinary Shares, to at any time exceed 8,606,334, (it being understood and agreed that, without Required Shareholder Vote, in no event shall the number of Class A Ordinary Shares issued pursuant to the conversion of Class D Convertible Shares at any time exceed 8,606,334 in the aggregate (in each case, as equitably adjusted for any share split, share combination or recapitalization arising after the date hereof)).

Section 2.               Representations and Warranties of the Company. As a material inducement to the Investors to enter into this Agreement, the Company hereby represents and warrants to the Investors, as of the date of this Agreement, that:

2A.          Organization and Corporate Power. The Company is a private limited company duly organized and validly existing under the laws of the Republic of Ireland and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company’s Articles of Association (as amended in connection with the transactions contemplated by the Purchase Agreement) which have been furnished to the Investors or their counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

2B.          Authorised Share Capital and Related Matters.

(i)            The authorized share capital of the Company is as set forth in the Company’s Articles of Association. As of the date hereof, all of the Ordinary Shares in issue are validly issued and fully paid.

(ii)           There are no statutory or contractual shareholders preemptive rights or rights of refusal with respect to the issuance of Ordinary Shares, except as may be provided herein, the Purchase Agreement and in the MIP, the MEIA or the Articles of Association. There are no agreements between the Company’s shareholders with respect to the voting or transfer of the Company’s share capital or with respect to any other aspect of the Company’s affairs, except for this Agreement, the Purchase Agreement and the MIP, the MEIA, and the Registration Agreement.

2C.          Authorization; No Breach. The execution, delivery and performance of this Agreement and the Registration Agreement have been duly authorized by the Company. Each of this Agreement and the Registration Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and (ii) for limitations imposed by general principles of equity. The execution, delivery and performance by the Company of this Agreement and the Registration Agreement do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s share capital or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Articles of Association of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

2D.          Compliance with Laws. The Company has not violated any law or any governmental regulation or requirement which violation would reasonably be expected to have a material adverse effect upon its business, financial condition, operating results, assets, liabilities, customer, employee or supplier relations, prospects or value.

Section 3.               Investors’ Representations. Subject to Section 3E, each of the Investors, the Cinven Co-Investors, the CVC Co-Investors and the Stichting (each, an “Owner”, and collectively, the “Owners”) hereby represents and warrants to each other Owner and to the Company for itself, severally and ratably and not jointly, as of the date of this Agreement, that:

3A.          Corporate Existence and Power. If such Owner is a company or a partnership, such Owner is duly organized and validly existing under the laws of its jurisdiction of organization and has all corporate, partnership or limited liability company powers (as applicable) and all material governmental and regulatory licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. If such Owner is a company or a partnership, such Owner is duly qualified to do business in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have a material adverse effect on such Owner.

3B.          Authorization. If such Owner is a company or a partnership, the execution, delivery and performance by such Owner of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby are within such Owner’s corporate, partnership or limited liability company powers (as applicable) and have been duly authorized by all necessary corporate, partnership or limited liability company action (as applicable) on the part of such Owner. Each Owner that is an individual has sufficient legal capacity to assess, execute and deliver this Agreement on his or her own behalf. Each of this Agreement and the Registration Agreement constitutes a legal, valid and binding agreement of such Owner, enforceable against such Owner in accordance with its terms, except (i) as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and (ii) for limitations imposed by general principles of equity.

3C.          Governmental Authorization. The execution, delivery and performance by such Owner of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby require no action with respect to such Owner by or in respect of, or filing with, any governmental or regulatory entity other than (i) compliance with any applicable filing requirements with competition authorities (each of which has been made by such Owner), (ii) other filings, notifications and consents that may be required after consummation of the transactions contemplated hereby or (iii) those that are immaterial to the consummation of the transactions contemplated hereby.

3D.          Noncontravention. The execution, delivery and performance by such Owner of this Agreement and the Registration Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the articles of association, bylaws, agreement of limited partnership, certificate of limited partnership, or other organizational documents, if any, of such Owner, (ii) violate any applicable law, except for any such violation which would not have a material adverse effect on the ability of such Owner to consummate the transactions and perform all of such Owner’s obligations hereunder contemplated hereby and thereby or (iii) require any consent or other action by any Person, or constitute a default, under any provision of any agreement or other instrument binding upon such Owner, except as to matters which would not be material to such Owner in the context of the rights and obligations of such Owner contemplated hereby and thereby.

3E.           Qualification of Warranties in Section 3. Notwithstanding the other provisions of this Section 3, for the avoidance of doubt, no Owner shall be deemed to make any representation or warranty pursuant to this Section 3 to the extent such representation or warranty relates to an agreement to which such Owner is not party.

Section 4.               Additional Representations and Warranties,

4A.          Additional Investor Representation and Warranties. Each Additional Investor represents, warrants and covenants to the MDCP Co-Investors and the Company that: (i) the determination of such Additional Investor to acquire or receive the Ordinary Shares and to enter into the agreements contemplated hereby was made by such Additional Investor on the basis of its own due diligence investigation, independent of any other Investor and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company or any of its Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and represents the investment decision of such Additional Investor alone, (ii) no other Investor has acted as an agent of such Additional Investor in connection with its acquisition or receipt of Ordinary Shares and no other Investor shall be acting as an agent of such Investor in connection with monitoring its investment hereunder, (iii) no representation or warranty is being made by the MDCP Co-Investors, the Company, or any of their respective Affiliates (collectively, the “MDCP Co-Investor Parties”) nor was relied upon or is being relied upon by any Additional Investor in connection with its acquisition or receipt of Ordinary Shares and/or the transactions contemplated by this Agreement and the other agreements or documents being delivered by such Additional Investor hereunder, other than representations or warranties made by such MDCP Co-Investor Party in this Agreement, (iv) such Additional Investor forever releases, discharges and covenants not to sue any of the MDCP Co-Investor Parties in any matter in connection with its acquisition or receipt of Ordinary Shares, the transactions contemplated by this Agreement, and the other agreements or documents being delivered by such Additional Investor hereunder, except, to the extent provided therein, for breach of representations, warranties and covenants expressly made by such MDCP Co-Investor Party and set forth in the Purchase Agreement, this Agreement and the other agreements and documents contemplated hereby to which such MDCP Co-Investor Party is a party, and (v) other than costs and expenses expressly agreed to be paid by the Company in writing (including pursuant to any side letter), such Additional Investor is solely responsible for all costs, expenses, taxes, duties, filing fees and charges arising out of its acquisition or receipt of Ordinary Shares and any other transaction contemplated hereby or by the agreements or documents delivered by such Additional Investor in connection with this Agreement.

4B.          Various Parties Representations.

(i)            The Kappa Investor, each Cinven Co-Investor, each CVC Co-Investor and the Stichting represent, warrant and covenant to the MDCP Co-Investors that: (A) the determination of such Owner to acquire or receive the Ordinary Shares and to enter into this Agreement, the Purchase Agreement and the agreements and documents contemplated hereby and thereby to which such Owner is a party was made by such Owner on the basis of its own due diligence investigation, independent of any statements, opinions or decisions of any MDCP Co-Investor or any Affiliate, employee or representative thereof (collectively, the “MDCP Released Parties”), (B) no MDCP Released Party has acted as an agent of such Owner in connection with its acquisition or receipt of Ordinary Shares and that no MDCP Released Party thereof shall be acting as an agent of such Owner in connection with monitoring its investment hereunder, (C) no representation, warranty, covenant or undertaking is being made by any MDCP Released Party nor was relied upon or is being relied upon by such Owner in connection with its acquisition or receipt of Ordinary Shares and the transactions contemplated by this Agreement, the Purchase Agreement and the other agreements and documents contemplated hereby and thereby to which such Owner is party, other than representations, warranties, covenants and undertakings made by such MDCP Released Party in this Agreement or the agreements or documents contemplated hereby to which such MDCP Released Party is party, and (D) such Owner forever releases, discharges and covenants not to sue any MDCP Released Party in any matter in connection with its acquisition or receipt of Ordinary Shares and the transactions contemplated by this Agreement, the Purchase Agreement and the other agreements and documents contemplated hereby and thereby to which such Owner is party, except, to the extent provided therein, for representations, warranties, covenants and undertakings expressly made by such MDCP Released Party in this Agreement and the other agreements and documents contemplated hereby to which such MDCP Released Party is a party.

(ii)           Each MDCP Co-Investor represents, warrants and covenants to the Kappa Investor, the Cinven Co-Investors, the CVC Co-Investors and the Stichting that: (A) the determination of such MDCP Co-Investor to enter into this Agreement and the agreements and documents contemplated hereby to which such MDCP Co-Investor is party was made by such MDCP Co-Investor on the basis of its own due diligence investigation, independent of any statements, opinions or decisions of any such Owner or any Affiliate, employee or representative thereof (collectively, the “Kappa Released Parties”), (B) no Kappa Released Party has acted as an agent of such MDCP Co-Investor in connection with its acquisition or receipt of Ordinary Shares and that no Kappa Released Party thereof shall be acting as an agent of such MDCP Co-Investor in connection with monitoring its investment hereunder, (C) no representation, warranty, covenant or undertaking is being made by any Kappa Released Party nor was relied upon or is being relied upon by such MDCP Co-Investor in connection with the transactions contemplated by this Agreement, the Purchase Agreement or the other agreements and documents contemplated hereby and thereby to which such MDCP Co-Investor is party, other than representations, warranties, covenants and undertakings made by any such Kappa Released Party in this Agreement, the Purchase Agreement or the other agreements and documents contemplated hereby and thereby to which such Kappa Released Party is party, and (D) such MDCP Co-Investor forever releases, discharges and covenants not to sue any Kappa Released Party in any matter in connection with the transactions contemplated by this Agreement, the Purchase Agreement or the other agreements or documents contemplated hereby or thereby to which such MDCP Co-Investor is party, except, to the extent provided therein, for representations, warranties, covenants and undertakings expressly made by such Kappa Released

Party in the Purchase Agreement, this Agreement and the other agreements and documents contemplated hereby and thereby to which such Kappa Released Party is a party.

4C.          Kirkland & Ellis LLP; Arthur Cox and William Fry. Each Owner (other than the MDCP Co-Investors) acknowledges and agrees that (i) the MDCP Co-Investor Parties retained Kirkland & Ellis LLP, Arthur Cox, and William Fry in connection with this Agreement and the transactions contemplated hereby and expect to retain Kirkland & Ellis LLP, Arthur Cox and/or William Fry as legal counsel in connection with the management and operation of their investment in the Company, (ii) Kirkland & Ellis LLP, Arthur Cox and William Fry are not representing and will not, without their consent, represent such Owner in connection with the transactions contemplated hereby or any dispute which may arise between any of the MDCP Co-Investor Parties, on the one hand, and any such Investor, on the other hand, (iii) such Owner will, if it wishes counsel on the transactions contemplated hereby, retain at its own expense its own independent counsel, and (iv) Kirkland & Ellis LLP, Arthur Cox and William Fry may represent the MDCP Co-Investor Parties in connection with any and all matters contemplated hereby (including, without limitation, any dispute or litigation between any of the MDCP Co-Investor Parties, on the one hand, and any such Owner, on the other hand).

Section 5.               Restrictions on Transfer.

5A.          General.

(i)            Unless otherwise consented to by the MDCP Co-Investor Majority, no Additional Investor may directly or indirectly (including by means of a change of ownership or change of control of such Additional Investor or any Person directly or indirectly controlling such Additional Investor if such change is designed to circumvent the provisions of this Agreement) sell, assign, transfer, exchange, mortgage, pledge, grant a security interest in, or otherwise dispose of or encumber (including by operation of law) (a “Transfer”) all or any part of such Additional Investor’s Equity Securities or Equity Equivalents of the Company, except as provided in this paragraph 5A or permitted by paragraphs 5C or 5D and no such Transfer shall relieve the transferor of its obligations hereunder. The restrictions set forth in this paragraph 5A shall not apply with respect to any Transfer by any Additional Investor (i) in the case of any Additional Investor who is an individual, pursuant to applicable laws of descent and distribution or among such Additional Investor’s Family Group or (ii) in the case of an Additional Investor which is a company or partnership, among its Affiliates (collectively referred to herein as “Permitted Transferees”); provided that the restrictions contained in this Section 5 shall continue to be applicable to the transferred Equity Securities or Equity Equivalents after any such Transfer; provided further that, prior to any Transfer becoming effective, the transferees of such Equity Securities or Equity Equivalents shall execute and deliver to the Board a Deed of Adherence. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more Transfers to one or more Permitted Transferees and subsequently disposing of all or any portion of such party’s interest in any such Permitted Transferee.

(ii)           Without limiting the proviso and the further proviso of the last sentence of paragraph 5A(i), (x) Permitted Transferees of each of J.P. Morgan Partners Global

Investors, L.P., J.P. Morgan Partners Investors (Cayman), L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P. and J.P. Morgan Partners (BHCA), L.P. shall include (A) JP Morgan Chase, its Subsidiaries, holding companies and other Subsidiaries of such holding company (the “JPM Group”), (B) any other partnership, fund or other investment entity established, managed, advised (including where a general partner of a partnership is advised) or sponsored by any member of the JPM Group as a co-investment scheme operated wholly or partially for the benefit of employees of any member of the JPM Group (“JPM Partnership”), any principal or executive of the JPM Group and every nominee or other trustee of any such person, partnership, fund, investment entity or (C) the general partner of such JPM Partnership to hold on behalf of the JPM Partnership, and (y) Permitted Transferees of each of Arthur Street Portfolio, L.P., Arthur Street Fund, L.P., Vesey Street Portfolio, L.P., Vesey Street Fund, L.P. and Passage Portfolio, L.P. shall include (A) Merrill Lynch & Co., Inc., its Subsidiaries, holding companies and other Subsidiaries of any such holding company (“ML Group”), (B) any other partnership, fund or other investment entity established, managed, advised (including where a general partner of a partnership is advised) or sponsored by any member of the ML Group as a co-investment scheme operated wholly or partially for the benefit of employees of any member of the ML Group (“ML Partnership”), any principal or executive of the ML Group and every nominee or other trustee of any such person, partnership, fund, investment entity or (C) the general partner of such ML Partnership to hold on behalf of the ML Partnership.

(iii)          The Kappa Investor, the Cinven Co-Investors, the CVC Co-Investors and the Stichting hereby agree as follows:  (A) a true, correct and complete copy of the Limited Partnership Agreement of the Kappa Limited Partnership (the “Kappa Limited Partnership Agreement”), duly executed by the parties to the Kappa Limited Partnership Agreement, has been delivered to the Company and the MDCP Co-Investors in accordance with paragraph 11I of this Agreement, (B) at all times from and after the date hereof, the Kappa Limited Partnership Agreement shall include provisions regarding restrictions on equity issuances, transfers, asset acquisitions, liability incurrence, amendment, modification and waiver that are consistent in substance with the provisions of this paragraph 5A(iii) and the Kappa Investor shall enforce such provisions to the extent breached, (C) no amendment, modification or waiver of any provision of the Kappa Limited Partnership Agreement that would be inconsistent with the principles set out in this paragraph 5A(iii) or that could reasonably be expected, either directly or indirectly, to materially affect or impair the obligations of the Kappa Investor, the Stichting, any Cinven Co-Investor or any CVC Co-Investor under this Agreement or the Registration Agreement shall be effective without the prior written consent of the MDCP Co-Investor Majority, (D) the Kappa Investor shall not acquire any assets (other than cash and Equity Securities and Equity Equivalents of the Company) or incur any liabilities (other than liabilities directly arising from the Kappa Investor’s ownership of Equity Securities and Equity Equivalents of the Company and liabilities incidental to its existence), (E) the Kappa Investor shall not issue or sell any Equity Securities or Equity Equivalents in the Kappa Limited Partnership to any Person other than the Cinven Co-Investors, the CVC Co-Investors, or the Stichting (or any Affiliate of the foregoing), without the prior written consent of the MDCP Co-Investor Majority, (F) none of the

Cinven Co-Investors nor any of the CVC Co-Investors shall Transfer any Equity Securities or Equity Equivalents of the Kappa Limited Partnership without the prior written consent of the MDCP Co-Investor Majority, other than (x) in the case of any Cinven Co-Investor, to other Persons falling within the definition of Cinven Co-Investors and any Affiliate of such Cinven Co-Investor, in each case who execute and deliver to the Company on behalf of the other parties hereto a Deed of Adherence (and thereafter such Affiliate will be deemed a Cinven Co-Investor for all purposes of this Agreement), (y) in the case of any CVC Co-Investor, to other Persons falling within the definition of CVC Co-Investors and any Affiliate of such CVC Co-Investor, in each case who executes and delivers to the Company on behalf of the other parties hereto a Deed of Adherence (and thereafter such Affiliate will be deemed a CVC Co-Investor for all purposes of this Agreement), or (z) in the case of the Stichting, to any Affiliate of the Stichting who executes and delivers to the Company on behalf of the other parties hereto a Deed of Adherence, (G) they shall cause (x) Smurfit Kappa Feeder G.P. Limited (or a successor general partner of the Kappa Limited Partnership) at all times to manage and control the affairs of the Kappa Limited Partnership, (y) the Cinven Co-Investors, the CVC Co-Investors and/or Affiliates thereof to own all Equity Securities and Equity Equivalents of the general partner of the Kappa Limited Partnership, and (z) Smurfit Kappa Feeder GP Limited (or any successor general partner of the Kappa Limited Partnership) to not, in its personal capacity, be entitled to any distribution of assets of the Kappa Limited Partnership (including, without limitation, Common Equity Securities of the Company) and (H) the Cinven Co-Investors, the CVC Co-Investors and the Kappa Investor shall give prompt written notice to the Company and the MDCP Co-Investors as soon as they become aware of any breach of the provisions of this paragraph 5A(iii). Notwithstanding the foregoing provisions of clauses (B), (C) and (D) of this paragraph 5A(iii), but without otherwise limiting the obligations of the Kappa Investor, the Cinven Co-Investors, the CVC Co-Investors and the Stichting under this paragraph 5A(iii) or elsewhere in this Agreement, the Kappa Investor is permitted to acquire other assets and incur other liabilities, without the prior written consent of the MDCP Co-Investor Majority, to the extent that such asset acquisition and/or liability incurrence is reasonably necessary in furtherance of or in respect of the Kappa Investor’s investment in the Company (including, without limitation, as may relate to future purchases of Equity Securities and/or Equity Equivalents of the Company by the Kappa Investor) and may amend the Kappa Limited Partnership Agreement to the extent necessary to reflect or accomplish such asset acquisition or liability incurrence. Notwithstanding the foregoing provisions of this paragraph 5A(iii), no Transfer or issuance otherwise permitted by paragraph 5A(iii) shall be permitted where the transferee or recipient of such issuance competes, either directly or indirectly, in a material line of business of the Company and its Subsidiaries, taken as a whole.

(iv)          Notwithstanding the provisions of paragraph 5A(iii)(F), upon a liquidation or dissolution of a Person falling within the definition of Cinven Co-Investor or CVC Co-Investor, the Cinven Co-Investor or CVC Co-Investor may Transfer Equity Securities or Equity Equivalents of the Kappa Limited Partnership to the beneficial owners (whether stockholders, partners, members or otherwise, each such beneficial owner, a “Beneficiary”) of such Cinven Co-Investor or CVC Co-Investor as long as each such Beneficiary executes and delivers to the Company on behalf of the other parties hereto a

Deed of Adherence agreeing to be bound in the same capacity as the Cinven Co-Investor or CVC Co-Investor (and thereafter such Beneficiary shall be deemed a Cinven Co-Investor or CVC Co-Investor, as applicable, for all purposes of this Agreement). In the event that all Beneficiaries of a liquidating or dissolving Cinven Co-Investor or CVC Co-Investor agree in writing for the benefit of the general partner, managing member, board of directors or other controlling body (each, a “Controlling Person”) of the liquidating or dissolving Cinven Co-Investor or CVC Co-Investor and the MDCP Co-Investor Majority that such Controlling Person of the liquidating or dissolving Cinven Co-Investor or CVC Co-Investor shall continue to have sole decision-making authority with respect to the Equity Securities and Equity Equivalents of the Kappa Limited Partnership being so Transferred (including with respect to voting and Transfer of such Equity Securities and Equity Equivalents), such Beneficiaries shall be considered “Counted Beneficiaries” for purposes of this Agreement.

(v)           Notwithstanding the provisions of paragraph 5A(iii)(F), if the Stichting becomes obligated to redeem all outstanding depositary receipts or otherwise upon a liquidation or dissolution of the Stichting, the Stichting may Transfer Equity Securities or Equity Equivalents of the Kappa Limited Partnership to any holder of depositary receipts issued by the Stichting or to any other beneficial owners (whether stockholders, partners, members or otherwise, each such beneficial owner and each such holder of depositary receipts, a “Stichting Beneficiary”) the Stichting as long as each such Stichting Beneficiary executes and delivers to the other parties hereto a Deed of Adherence (and thereafter such Stichting Beneficiary shall be deemed to have the same rights and obligations of the Stichting for all purposes of this Agreement).

5B.          Right of First Refusal on Certain Transfers.

(i)            For the avoidance of doubt, subject to the other provisions of paragraphs 5B, 5C and 5D of this Agreement, any Transfer of Equity Securities or Equity Equivalents of the Company by any MDCP Co-Investor or the Kappa Investor shall not require the consent of any other Person pursuant to paragraph 5A of this Agreement; provided that (x) as long as each of the Cinven Interest and CVC Interest are not less than 10%, in the event that any MDCP Co-Investor desires to Transfer any Equity Securities or Equity Equivalents of the Company to a competitor of any material business line of the Company and its Subsidiaries, taken as a whole, no such Transfer shall be effective without the prior written consent of either the Cinven Directors (acting in their capacity as representatives of the Cinven Co-Investors) or the CVC Directors (acting in their capacity as representatives of the CVC Co-Investors), and (y) as long as the MDCP Co-Investors beneficially own not less than 10% of the entire issued Common Equity Securities of the Company, in the event that the Kappa Investor desires to Transfer any Equity Securities or Equity Equivalents of the Company to a competitor of any material business line of the Company and its Subsidiaries, taken as a whole, no such Transfer shall be effective without the prior written consent of the MDCP Co-Investor Majority. Nothing in this paragraph or elsewhere in this Agreement shall be construed to give the Kappa Investor the right to Transfer any Equity Securities or Equity Equivalents of the Company at a time the Kappa Investor is prohibited or restricted from doing so under the Purchase Agreement.

(ii)           At least 45 days prior to making any Transfer (other than a Non-Applicable Transfer) of any Equity Securities or Equity Equivalents of the Company which is permitted under and does not require consent under paragraph 5B(i), each MDCP Co-Investor and the Kappa Investor (each, a “Relevant Shareholder”) shall deliver a written notice (an “Offer Notice”) to the Company and the other Relevant Shareholders (such non-offering Relevant Shareholders, the “Other Shareholders”). The Offer Notice shall disclose in reasonable detail the proposed number and type, series or class of Equity Securities and Equity Equivalents of the Company to be transferred, the proposed price, terms and conditions of the Transfer and the identity of the prospective transferee(s) (if known). The Company may elect to purchase all or any portion of the Equity Securities and Equity Equivalents of the Company to be transferred by the proposing Relevant Shareholder for the same price and upon the same terms and conditions as those set forth in the Offer Notice by delivering a written notice of such election to the proposing Relevant Shareholder and the Other Shareholders within 45 days after the Offer Notice has been delivered to the Company. If the Company has not elected to purchase all of the Equity Securities and Equity Equivalents of the Company to be transferred by the proposing Relevant Shareholder prior to the expiration of such 45-day period, the Other Shareholders may elect to purchase all or any portion of the remaining Equity Securities and Equity Equivalents of the Company to be transferred for the same price and upon the same terms and conditions as those set forth in the Offer Notice by delivering written notice of such election to the proposing Relevant Shareholder within 15 days after the expiration of the 45-day period referred to above. If the Other Shareholders elect to purchase the Equity Securities and Equity Equivalents of the Company offered by the proposing transferor, the Equity Securities and Equity Equivalents of the Company to be sold shall, with respect to each type, series or class of Equity Securities or Equity Equivalents of the Company proposed to be transferred, be allocated among the Other Shareholders pro rata according to the number of Equity Securities or Equity Equivalents, as applicable, of such type, series or class owned by the Other Shareholders electing to participate (and, in the event that any Other Shareholder does not have Equity Securities or Equity Equivalents of the Company of the type, series or class proposed to be transferred, the percentage of Equity Securities or Equity Equivalents of the Company of such type, series or class shall be allocated among the Other Shareholders pro rata according to the number of Ordinary Shares held by each Other Shareholder). If the Company and the Other Shareholders elect to purchase all of the Equity Securities and Equity Equivalents of the Company proposed to be sold in the Offer Notice, the completion of such purchase shall occur at a time and place elected by the Company and the Other Shareholders; provided that such completion shall occur not more than 90 days after the date of the Offer Notice. If the Company and the Other Shareholders collectively do not elect to purchase all of the Equity Securities and Equity Equivalents of the Company specified in the Offer Notice, the proposing Relevant Shareholder may, subject to and after compliance with paragraph 5D hereof, during the 75-day period immediately following the expiration of the 15 day period referred to above for exercise of rights by the Other Shareholders under this paragraph 5B, transfer the Equity Securities and Equity Equivalents of the Company specified in the Offer Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Offer Notice. If the proposing Relevant Shareholder has not so transferred the Equity

Securities and Equity Equivalents of the Company within the said 75 day period, the Relevant Shareholder shall not thereafter otherwise Transfer such Equity Securities and Equity Equivalents without first complying with the provisions of this Section 5.

(iii)          Notwithstanding anything herein to the contrary, (x) any Other Shareholder may elect to assign its right to purchase under paragraph 5B(ii) to any other Investor (with it being understood that such assignment shall be limited to the right to purchase (in whole or in part) and all determinations pursuant to this paragraph 5B shall be made as though such right was exercised directly by the assigning Other Shareholder), (y) at completion of any Transfer pursuant to this paragraph 5B, the transferring Relevant Shareholder shall make customary representations, warranties, covenants and undertakings (including remedies and recourse for breach of representations, warranties, covenants and undertakings) regarding its ownership of the Equity Securities and Equity Equivalents of the Company being transferred, free and clear of Encumbrances, and its authority to enter into such transaction and (z) in the event that the proposing Relevant Shareholder is to receive any non-cash consideration (whether indicated in the Offer Notice or otherwise) and such Other Shareholder is unwilling or unable to provide such form of non-cash consideration, such Other Shareholder may provide cash consideration equal to the fair market value of such non-cash consideration (as determined in good faith by the Relevant Shareholder and such Other Shareholder) and such Transfer shall nonetheless be deemed to be on the same terms and conditions as set forth in the Offer Notice.

5C.          Sale of the Company.

(i)            If a Sale of the Company (an “Approved Sale”) is approved with Required Shareholder Vote, each Investor shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (a) a merger or consolidation or a sale of assets, each Investor shall waive any minority rights, objection rights, or similar rights in connection with such merger, consolidation or sale, or (b) a sale of Equity Securities and/or Equity Equivalents of the Company, each Investor shall agree to Transfer all of its Equity Securities and Equity Equivalents of the Company on the terms and conditions approved with Required Shareholder Vote. Each Investor holding Equity Securities and/or Equity Equivalents of the Company shall promptly take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested with Required Shareholder Vote.

(ii)           The obligations of the Investors holding Equity Securities or Equity Equivalents of the Company with respect to the Approved Sale are subject to the satisfaction of the following conditions: (a) upon the consummation of the Approved Sale, all of the holders of a particular type, series or class of Equity Securities or Equity Equivalents of the Company shall, after giving effect to reduction for exercise price or conversion price (if any), receive in their capacity as holders of Equity Securities and/or Equity Equivalents, the same form and amount of consideration per unit; and (b) if any Investor, as the case may be, is given an option as to the form and amount of consideration to be received in respect of a particular type, series or class of Equity Securities or Equity Equivalents of the Company, each Investor shall be given the same option in respect of their Equity Securities or Equity Equivalents of the Company of the same type, series or class; provided that, notwithstanding the foregoing, in no event shall the conditions in this paragraph 5C be deemed not satisfied as a result of a management holder of Equity Securities or Equity Equivalents of the Company receiving equity securities of the purchaser or one of its Affiliates in lieu of all or any portion of the cash consideration receivable by such management holder in connection with such Approved Sale.

(iii)          Each Investor Transferring Equity Securities or Equity Equivalents of the Company pursuant to this paragraph 5C shall pay its pro rata share (based on the relative aggregate amount of consideration received by each Investor pursuant to such Transfer in respect of Equity Securities and Equity Equivalents) of the expenses incurred by the Company and the Investors in connection with such Transfer and shall be obligated to transfer such Equity Securities and Equity Equivalents of the Company on such terms, conditions, warranties, representations, covenants, undertakings, and other obligations (including remedies and recourse for breaches of representations, warranties, covenants, undertaking and obligations) that is specified by Required Shareholder Vote in connection with such Transfer (other than any such obligations that relate specifically to a particular Investor, such as remedies and recourse with respect to representations and warranties given by an Investor regarding such Investor’s title to and ownership of Equity Securities and Equity Equivalents of the Company, which such Investor shall be required to provide only with respect to itself and its Equity Securities and Equity Equivalents); provided that no Investor shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net proceeds paid to such holder in connection with such Transfer; provided further that, without limiting the obligations of any other Investor, no Investor shall be required to provide any remedies or recourse (other than, subject to the foregoing proviso, remedies and recourse with respect to representations and warranties given by such Investor regarding such Investor’s title to and ownership of Equity Securities and/or Equity Equivalents) that would violate any provision of such Investor’s constitutive documents as in effect on the date of this Agreement.

5D.          Tag-Along Rights.

(i)            At least 30 days prior to any Transfer (other than an Exempted Transfer) by any MDCP Co-Investor, the Kappa Investor or any of their respective Permitted Transferees (the “Transferring Shareholders” and each, a “Transferring Shareholder”) of Equity Securities or Equity Equivalents, such Transferring Shareholder or the Company shall deliver a written notice (the “Sale Notice”) to each other Investor (collectively, the “Other Investors”) specifying in reasonable detail the identity of the prospective transferee(s), the number of Equity Securities and/or Equity Equivalents to be transferred and the price, terms and conditions of the proposed Transfer.

(ii)           Upon receipt of the Sale Notice, the Other Investors may elect to participate in the contemplated Transfer by delivering written notice to the Board within 15 days after delivery of the Sale Notice. For each type, series or class of Equity Securities or Equity Equivalents to be included in any such Transfer, such participation shall be based on the pro rata share represented by the type, series or class of Equity Securities or Equity Equivalents owned by each Investor participating in such Transfer relative to the aggregate number of all of such type, series or class of Equity Securities or Equity Equivalents owned by Persons participating in such Transfer; provided that for purposes of determining the number of Equity Securities and/or Equity Equivalents that each Other Investor is entitled to include in any proposed Transfer pursuant to this paragraph 5D only, the Class A Ordinary Shares, the Class B Ordinary Shares, Class D Convertible Shares and Class I Convertible Shares shall be deemed the same type, series and class of Equity Securities (with it being understood, however, that the consideration to be paid per Class D Convertible Share and per Class I Convertible Share in such Transfer shall be reduced by the unpaid conversion price per share applicable to such share); provided further that for purposes of calculating the number of Class B Ordinary Shares held by the Kappa Investor for purposes of determining the pro rata share of each Person, such number shall include the aggregate number of issued Class D Ordinary Shares multiplied by the Relevant Proportion and that for purposes of calculating the number of Class A Ordinary Shares owned by the MDCP Co-Investors and the Additional Investors, each MDCP Co-Investor and each Additional Investor shall be deemed to own an additional number of Ordinary Shares determined by multiplying the number of all issued Class I Convertible Shares as of immediately prior to the proposed issuance by the Applicable Portion of such MDCP Co-Investor or Additional Investor, as the case may be. If the Other Investors have not elected to participate in the contemplated Transfer (through notice to such effect or expiration of the 15-day period after delivery of the Sale Notice without exercise of rights hereunder), then the Transferring Shareholder proposing to make such Transfer and its Permitted Transferee may Transfer the Equity Securities and/or Equity Equivalents specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 90-day period immediately following the date of the delivery of the Sale Notice. The Equity Securities and Equity Equivalents of the Transferring Shareholder and its Permitted Transferees not Transferred within such 90-day period shall be subject to the provisions of this paragraph 5D upon subsequent Transfer thereof.

(iii)          The Transferring Shareholder and any Permitted Transferee proposing to Transfer Equity Securities and/or Equity Equivalents of the Company shall use reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Investors who have elected to participate in any contemplated Transfer, and shall not Transfer any of its Equity Securities and Equity Equivalents of the Company to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Other Investors to the extent permitted by this paragraph 5D unless such Transferring Shareholder and/or such Permitted Transferee agree to purchase the Equity Securities and Equity Equivalents of the Company entitled to be sold by such Other Investor at the same time and otherwise upon the same terms and conditions as such Other Investor would have otherwise been entitled to sell pursuant to this paragraph 5D. Each Investor transferring Equity Securities and/or Equity Equivalents of the Company pursuant to this paragraph 5D shall pay its pro rata share (determined on a pro rata basis, based upon the aggregate consideration received in respect of Equity Securities and Equity Equivalents of the Company) of the expenses incurred by the Investors and the Company in connection with such Transfer and shall be obligated to join in any terms, conditions, warranties, representations, covenants, undertakings, and other obligations (including recourse or remedies for breach of any representation, warranty, covenant, undertaking or obligation) that the Transferring Shareholder, any of its Permitted Transferees, the Board or the Company agrees to provide in connection with such Transfer (other than any such expenses, terms, conditions, warranties, representations, covenants, undertakings, indemnities and/or other obligations that relate specifically to a particular Investor (such as indemnification with respect to representations and warranties given by an Investor regarding such Investor’s title to and ownership of Equity Securities and Equity Equivalents of the Company, which such Investor shall be required to provide only with respect to itself and its Equity Securities and Equity Equivalents of the Company)); provided that no Investor shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net proceeds paid to such Investor in connection with such Transfer; provided further that, without limiting the obligations of any other Investor, no Investor shall be required to provide any recourse or remedy for breach (other than, subject to the foregoing proviso, recourse or remedy with respect to representations and warranties given by such Investor regarding such Investor’s title to and ownership of Equity Securities and Equity Equivalents) that would violate any provision of such Investor’s constitutive documents as in effect on the date of this Agreement.

5E.           General. For the avoidance of doubt, the provisions of paragraphs 5B, 5C and 5D shall not apply to Equity Securities or Equity Equivalents of the Kappa Limited Partnership, but shall apply to Equity Securities or Equity Equivalents of the Company held by the Kappa Investor.

Section 6.               Voting. From and after the date hereof and until this Agreement is terminated, each Investor and Management Investor shall vote all of his Ordinary Shares and any other voting securities of the Company over which such Investor has voting control and shall take all other reasonably necessary or desirable actions within his or its control in his or its capacity as a shareholder of the Company only (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that:

6A.          Authorized Number. The authorized number of directors on the Company’s Board of Directors (the “Board”) be increased to, and remain, as fourteen (14) directors.

6B.          Board Composition. The following individuals shall be elected to the Board:

(i)            four representatives designated by MDCP IV Global Investments LP (the “MDCP IV Global Directors”);

(ii)           one representative designated by MDCP III Global Investments LP (the “MDCP III Global Director”);

(iii)          MWJS;

(iv)          GMcG;

(v)           APJS;

(vi)          IJC;

(vii)         Frits Beurskens (“FB”);

(viii)        two representatives designated by the Kappa Investor and certified to be on behalf of the Cinven Co-Investors (the “Cinven Directors”); and

(ix)           two representatives designated by the Kappa Investor and certified to be on behalf of the CVC Co-Investors (the “CVC Directors” and together with the Cinven Directors, each a “Kappa Investor Director” and together the “Kappa Investor Directors”).

Notwithstanding anything to the contrary herein, MDCP IV Global Investments L.P. may elect to designate less than four (4) MDCP IV Global Directors and, upon the request of the MDCP Global Investments IV L.P., the Investors and Management Investors shall take such action as permitted under the laws of the Republic of Ireland (including by amendment to the Company’s Articles of Association) such that the MDCP IV Global Directors actually designated by MDCP IV Global Investments IV and the MDCP III Global Director are entitled to cast an aggregate of five (5) votes in any vote or action taken by the Board.

6C.          Subsidiary Boards. With Required Board Vote, exercised at any time, the composition of the board of directors of all or any of the Company’s Subsidiaries (a “Subsidiary Board”) shall be the same as, or as close to proportionately equivalent as possible to, that of the Board; provided that, without limiting the generality of the foregoing, but subject to any limitations under applicable law, at the request of any Management Investor, such Management Investor shall be appointed to the board of directors of JSG or any principal operating company of the Company.

6D.          Committees. Any committees of the Board or a Subsidiary Board shall be created only upon the approval of a majority of the members of the Board; provided that any committee that is responsible for administration of the MIP shall not make any determinations with respect thereto prior to consulting with GMcG, and if GMcG no longer serves on the Board, the Company’s chief executive officer. The committees of the Board shall include, in addition to any other committees established by the Board, a compensation committee and audit committee. No matter shall be delegated to a committee of the Board for approval if, in accordance with the terms hereof, such matter requires Required Board Vote for approval. Any committee of the Board shall consist of three or five members (as determined by the Board) and (i) if such committee consists of three (3) members, shall include two (2) individuals that are MDCP IV Global Directors or MDCP III Global Directors and one (1) individual that is a Kappa Investor Director and (ii) if such committee consists of five (5) members, shall include (3) individuals that are MDCP IV Global Directors and MDCP III Global Directors and two (2) individuals that are Kappa Investor Directors.

6E.           Removal.

(i)            Until the rights of MDCP IV Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of any MDCP IV Global Director shall be at the written request to the Board of MDCP IV Global Investments LP, but only upon such written request and under no other circumstances. Until the rights of MDCP IV Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, in the event that any MDCP IV Global Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by MDCP IV Global Investments LP as provided hereunder. Until the rights of MDCP IV Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated, any alternate director for any MDCP IV Global Director shall be as provided in written notice from MDCP IV Global Investments LP to the Board;

(ii)           Until the rights of MDCP III Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of the MDCP III Global Director shall be at the written request of MDCP III Global Investments LP, but only upon such written request and under no other circumstances. Until the rights of MDCP III Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, in the event that the MDCP III Global Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by MDCP III Global Investments LP as provided hereunder. Until the rights of MDCP III Global Investments LP to cause the election of a director or designate a director for election pursuant to this Section 6 are terminated, any alternate director for any MDCP III Global Director shall be as provided in written notice from MDCP III Global Investments LP to the Board;

(iii)          MWJS shall resign or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors and Management Investors, as of any date after the date hereof that he no longer is employed as the chairman, the chief executive officer, the chief operations officer or the chief financial officer of the Company and its Subsidiaries or JSG and its Subsidiaries (with it being understood that in the event that MWJS does not resign, each Investor and Management Investor shall take any and all actions necessary to effectuate such removal);

(iv)          GMcG shall resign or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors and the Management Investors, as of any date after the date hereof that he no longer is employed as the chief executive officer, the chairman, the chief operations officer or the chief financial officer of the Company and its Subsidiaries or JSG and its Subsidiaries (with it being understood that in the event that GMcG does not resign, each Investor and Management Investor shall take any and all actions necessary to effectuate such removal);

(v)           APJS shall resign or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors and Management Investors, as of any date after the date hereof that he no longer is employed as the chief operations officer, chairman, chief executive officer or chief financial officer of the Company and its Subsidiaries or chief operations officer, chairman, chief executive officer or chief financial officer of JSG and its Subsidiaries (with it being understood that in the event that APJS does not resign, each Investor and Management Investor shall take any and all actions necessary to effectuate such removal);

(vi)          IJC shall resign or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors and Management Investors, as of any date after the date hereof that he no longer is employed as the chief financial officer, chairman, chief executive officer or chief operations officer of the Company and its Subsidiaries or chief financial officer, chairman, chief executive officer or chief operations officer of JSG and its Subsidiaries (with it being understood that in the event that IJC does not resign, each Investor and Management Investor shall take any and all actions necessary to effectuate such removal);

(vii)         FB shall resign or be removed as a member of the Board, any Subsidiary Board and any committees by a vote of a majority of Ordinary Shares then held by the Investors and Management Investors, as of any date after the date hereof that he no longer is employed as vice chairman of the Company and its Subsidiaries (with it being understood that in the event that FB does not resign, each Investor and Management Investor shall take any and all actions necessary to effectuate such removal);

(viii)        Until the rights of the Kappa Investor to cause the election of an individual as a Cinven Director or designate an individual as a Cinven Director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of any Cinven Director shall be at the written request to the Board of the Kappa Investor and certified by the Kappa Investor to be on behalf of the Cinven Co-Investors, but only upon such written request and under no other circumstances. Until the rights of the Kappa Investor to cause the election of an individual as a Cinven Director or designate an individual as a Cinven Director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, in the event that any Cinven Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by the Kappa Investor as provided hereunder. Until the rights of the Kappa Investor to cause the election of an individual as a Cinven Director or designate an individual as a Cinven Director for election pursuant to this Section 6 are terminated, any alternate director for such Cinven Director shall be as provided in written notice to the Board from the Kappa Investor and certified by the Kappa Investor to be on behalf of the Cinven Co-Investors; and

(ix)           Until the rights of the Kappa Investor to cause the election of an individual as a CVC Director or designate an individual as a CVC Director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, the removal from the Board or a Subsidiary Board (with or without cause) of any CVC Director shall be at the written request to the Board of the Kappa Investor and certified by the Kappa Investor to be on behalf of the CVC Co-Investors, but only upon such written request and under no other circumstances. Until the rights of the Kappa Investor to cause the election of an individual as a CVC Director or designate an individual as a CVC Director for election pursuant to this Section 6 are terminated or unless such a representative becomes ineligible to serve as a director as a matter of law, in the event that any CVC Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by the Kappa Investor as provided hereunder. Until the rights of the Kappa Investor to cause the election of an individual as a CVC Director or designate an individual as a CVC Director for election pursuant to this Section 6 are terminated, any alternate director for such CVC Director shall be as provided in written notice to the Board from the Kappa Investor and certified by the Kappa Investor to be on behalf of the CVC Co-Investors.

6F.           Board Meetings; Expenses. The Company shall hold not less than four (4) meetings per year of the Board and any Subsidiary Board in which the Management Investors have exercised rights pursuant to paragraph 6C hereof; provided that unless exceptional circumstances exist which require a Board meeting to be convened, the Company intends to schedule five (5) Board meetings per year. The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Subsidiary Board and any committee thereof. To the extent practicable, the Company shall distribute any agendas, reports or other materials to be reviewed or covered at any meeting of the Board prior to the meeting of the Board. The Company shall hold a sufficient number of Board meetings in the Republic of Ireland as may be necessary to ensure that the Company remains a resident of the Republic of Ireland.

6G.          Replacement of MWJS, GMcG, APJS, IJC and FB. Subject to the rights of any such Person to appoint a Purchased Equity Director pursuant to paragraph 6I, in the event that any of MWJS, GMcG, APJS, IJC or FB is removed or resigns from the Board, any Subsidiary Board or any committee thereof, any replacement director shall be appointed by Required Board Vote. Unless otherwise agreed by Required Board Vote, any such director appointed pursuant to this paragraph 6G shall be removed or replaced on the Board only by Required Board Vote.

6H.          Amendment of the Articles of Association. In the event that Cinven Directors and CVC Directors are not appointed to the Board in accordance with this Section 6, or are removed or replaced from the Board in contravention of the provisions of this Section 6 (in each case provided that the Kappa Investor’s right to cause appointment of such Cinven Directors and/or CVC Directors, as the case may be, has not terminated pursuant to paragraph 11M), and such Cinven Directors and CVC Directors are not appointed or re-appointed, as the case may be, as members of the Board as soon as reasonably practicable (giving effect to the timing for calling of a shareholders meeting under Irish law) after written notice of such issue from the Kappa Investor, each of the Investors and Management Investors shall take all action to amend the Articles of Association such that the Class B Ordinary Shares may vote in the election of directors of the Company. Each of the Investors and Management Investors hereby agree to the calling of a meeting on short notice for the appointment or re-appointment of a Cinven Director or CVC Director as required by Section 6 (in each case provided that the Kappa Investor’s right to cause appointment of such Cinven Directors and/or CVC Directors, as the case may be, has not terminated pursuant to paragraph 11M) and, if such Cinven Director or CVC Director is not appointed or re-appointed as so required at such meeting, amendment of the Articles of Association in accordance with the immediately foregoing sentence. The Company, the Investors and the Management Investors agree that, prior to the Required Vote Termination Date, no decisions requiring Required Board Vote or Required Shareholder Vote shall be passed by the Board if there are no Cinven Directors and CVC Directors in office in contravention of paragraph 6B (in each case provided that the Kappa Investor’s right to cause appointment of such Cinven Directors and/or CVC Directors, as the case may be, has not terminated pursuant to paragraph 11M).

6I.            Purchased Equity Director. Each Purchased Equity Holder who, together with his Affiliates and/or Family Group, owns (i) prior to a Listing, Ordinary Shares, as of any date of determination, with an aggregate investmentacquisition cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or to makeloans made to the Company, and which, for the avoidance of doubt shall be deemed to include the aggregate investment cost of Ordinary Shares) of not less than €50,000,000 or (ii) on and after a Listing, (x) a number of Ordinary Shares, which when multiplied by the per share listing price on the securities market on which the Ordinary Shares are listed, has an aggregate value equal to not less than €50,000,000 or (y) Ordinary Shares with an aggregate investmentacquisition cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or to makeloans made to the Company) of not less than 50% of the aggregate investmentacquisition cost (i.e., subscription price or purchase price paid for Ordinary Shares plus any other amounts contributed to or invested in the Company not specifically for the acquisition of Ordinary Shares or to makeloans made to the Company) of the Ordinary Shares held by such Purchased Equity Holder and his or its Affiliates and Family Group as of September 17, 2002, then such Purchased Equity Holder or (if such holder is an individual), upon such holder’s death, a descendant of such Purchased Equity Holder (any such Person, an “Eligible Purchased Equity Holder”) shall have the right to appoint one member of the Board (a “Purchased Equity Director”). The condition specified in clauses (i) and (ii) of this paragraph 6I are referred to herein as the “Minimum Investment Condition.”  Until such date as the applicable Minimum Investment Condition has no longer been satisfied or unless a Purchased Equity Director becomes ineligible to serve as a director as a matter of law, the removal from the Board, a Subsidiary Board or any committee (with or without cause) of any Purchased Equity Director shall be at the written request of the appointing Eligible Purchased Equity Holder, but only upon such written request and under no other circumstances; provided that in the event that a Purchased Equity Director (without the consent of the Board) becomes an employee of, serves as a director of, or otherwise provides services for, any Person (other than Smurfit-Stone Container Corp. and its Subsidiaries) that competes with a material business of the Group Companies, such Purchased Equity Director shall be removed upon Required Board Vote. Until the rights of any Eligible Purchased Equity Holder to cause the election of a director or designate a director for election pursuant to this paragraph 6I are terminated or unless a Purchased Equity Director becomes ineligible to serve as a director as a matter of law, in the event that any Purchased Equity Director ceases to serve as a member of the Board, a Subsidiary Board or any committee during his term of office, the resulting vacancy on the Board, the Subsidiary Board or such committee shall be filled by a representative designated by the Eligible Purchased Equity Holder originally appointing such Purchased Equity Director as provided hereunder. As of and after the date that any Eligible Purchased Equity Holder ceases to satisfy the applicable Minimum Investment Condition or the Purchased Equity Director has become ineligible to serve as a director as a matter of law, upon Required Board Vote, the Purchased Equity Director shall resign or be removed from the Board, and the Investors shall take all actions to remove such Purchased Equity Director. In the event that the Purchased Equity Director resigns or is removed as a result of an Eligible Purchased Equity Holder’s failure to satisfy the Minimum Investment Condition, any individual that is to serve as a director as a result of the resignation or removal of the Purchased Equity Director shall be appointed by Required Board Vote. Notwithstanding anything else to the contrary in this paragraph 6I, (A) in no event shall any Purchased Equity Holder have any rights pursuant to clause (ii) of this paragraph 6I unless such Purchased Equity Holder at some point prior to a Listing satisfied the condition specified in clause (i) hereof, (B) Purchased Equity Holders, in the aggregate and subject to the conditions set forth in this paragraph 6I, shall not be able to appoint more than one Purchased Equity Director to serve on the Board at any one time, and (C) in no event shall any Purchased Equity Holder have any right to appoint a Purchased Equity Director at a time when such Person is a member of the Board, has nominated a member of the Board, and has the right by contract (other than this paragraph 6I), operation of law or sufficient voting power through ownership of Ordinary Shares to elect, appoint or nominate a member of the Board.

6J.           Process. Any appointment or removal of a director shall be effected by delivery to the Company’s registered office of written notice signed by or on behalf of the Investor or Investors making such appointment or removal or, in the case of an appointment or removal in connection with a Required Board Vote, shall be effected by the taking of the necessary board action and, in each case, shall take effect upon such delivery or, if later, any effective date stated in the notice or resolution, as the case may be.

6K.          Vote for Board at Completion. By its execution and delivery hereof, the Kappa Investor (i) does hereby designate Marcus Wood and Simon Rowlands as the initial Cinven Directors and certifies that such designation is on behalf of the Cinven Co-Investors and (ii) does hereby designate Hugh Briggs and Rolly van Rappard as the initial CVC Directors and certifies that such designation is on behalf of the CVC Co-Investors. By its execution hereof, each Investor and Management Investor hereby agrees that its execution and delivery hereof shall constitute, to the fullest extent permitted by Irish law, its vote in favor of the appointment of

Marcus Wood, Simon Rowlands, Hugh Briggs and Rolly van Rappard as directors of the Company effective upon completion (as defined in the Purchase Agreement). Furthermore, each Investor and Management Investor agrees that in the event that any Cinven Director or CVC Director cannot be appointed to the Board at any time as a result of there being 14 directors already appointed to the Board when such Cinven Director or CVC Director is otherwise entitled to be appointed to the Board pursuant to this Agreement, such Investor shall vote its Ordinary Shares and all other voting securities of the Company in favor of the removal of those individuals who are not specifically entitled to be on the Board as a result of the arrangements set forth in paragraph 6B such that sufficient vacancies are created on the Board for the appointment of the relevant Cinven Directors and CVC Directors.

Section 7.               Certain Governance Rights.

7A.          Affiliate Transactions. The Company shall not, without the prior consent of its Board (including, as long as any such Person serves on the Board, at least one Management Investor or, if no Management Investor serves on the Board, the Purchased Equity Director as long as such individual serves on the Board), from and after the date of this Agreement, enter into, or permit any Subsidiary to enter into, any transaction with any Person or group of related Persons that are not Independent Third Parties (each, an “Affiliated Person”) or with any Person in which any such Affiliated Person owns more than a 25% beneficial interest; provided that the consent of any Management Investor or the Purchased Equity Director shall not be required with respect to contracts in the ordinary course of business of the Company or its Subsidiaries or contracts that are negotiated on an arm’s-length basis and are on terms which are commercially reasonable.

7B.          Accounting Policies. The Company shall not for purposes of calculating or determining whether any management incentive target had been achieved or satisfied, change any accounting policy of the Company in a manner that would adversely affect the calculation of any management incentive target or performance; provided that the Company may change such accounting policy if, under the supervision of the Board, management incentive targets or bonuses are calculated using the former accounting policy.

7C.          Affirmative Covenants. From and after the date of this Agreement, the Company covenants to the Management Investors that it shall:

(i)            permit any representatives designated by the Management Investors, upon reasonable notice and during normal business hours and such other times as the Management Investors may reasonably request, to (a) visit and inspect any of the properties of the Company and its Subsidiaries, (b) examine the corporate and financial records of the Company and its Subsidiaries and (c) discuss the affairs, finances and accounts of any such Persons with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided that the Company shall have the right to have a member of the Board or a representative of the Board present in connection with the exercise of rights by the Management Investors pursuant to this paragraph 2C(i); provided further that all of the information disclosed to the Management Investors or their representatives pursuant to this paragraph 2C(i) shall be treated as confidential and shall not be disclosed to any third Person (and the Management

Investors and their representatives shall, at the request of the Company, execute customary confidentiality agreements in respect thereof, prior to gaining access to any such information);

(ii)           issue any unissued equity interests available for issuance under the Company’s MIP only to members of the management of the Company or other persons recommended by the Company’s chief executive officer;

(iii)          allocate all equity interests under the Company’s MIP not previously allocated only after receiving the recommendation of the Company’s chief executive officer as to how such equity interests should be allocated (with it being understood that the Company shall not unreasonably withhold its approval or unnecessarily delay its decision with respect to such recommendations); and

(iv)          reallocate equity interests purchased from departing members of management in the manner determined by the Company’s chief executive officer in consultation with the Company’s compensation committee as to how such equity interests should be reallocated (which consultation may occur after the reallocation has occurred); provided that notwithstanding this clause (iv), no equity interests may be reallocated to any Management Investor or its successors or assigns without the consent of the Company’s compensation committee.

7D.          Negative Covenants. The Company covenants to the MDCP Co-Investors and the Kappa Investor that, from and after the date of this Agreement, it shall not, without Required Board Vote:

(i)            hire or fire any of the chairman, chief executive officer, chief financial officer, or chief operating officer of the Company and its Subsidiaries;

(ii)           approve any annual budget or business plan for the Company and its Subsidiaries;

(iii)          approve, authorize, declare, make or pay any dividend, distribution, repurchase or redemption of Equity Securities or Equity Equivalents, other than (A) repurchases or redemptions of Equity Securities or Equity Equivalents from management upon termination of employment, or (B) as may be required to comply with the terms of the Company’s existing Warrants;

(iv)          incur indebtedness for borrowed money or capital lease obligations in excess of €10,000,000 in any twelve-month period, other than indebtedness and capital lease obligations incurred in the ordinary course business operations of the Company and its Subsidiaries that are not prohibited under the Company’s Senior Credit Facility;

(v)           announce, approve, authorize, execute a definitive agreement to complete, or complete any acquisition or divestiture of any Person, assets of any Person or business line or division of any Person where the aggregate enterprise value of the Person, assets, business line or division being acquired or divested equals or exceeds €25,000,000, other than (A) capital expenditures made in accordance with its capital expenditure budget, and

(B) subject to the provisions of the Purchase Agreement, divestitures and agreements to divest any JSG Redundant Assets (as defined in the Purchase Agreement);

(vi)          announce, approve, authorize, execute a definitive agreement to complete or complete any divestiture of any Kappa Redundant Asset;

(vii)         without limiting its obligations under paragraph 7A, enter into, or permit any Subsidiary to enter into, any transaction with any Affiliated Person or with any Person in which any such Affiliated Person owns more than a 25% beneficial interest, other than contracts that are negotiated on an arm’s-length basis and are on terms which are commercially reasonable;

(viii)        voluntarily instigate insolvency proceedings for the Company;

(ix)           accelerate vesting on any Class H Convertible Shares unless, contemporaneously with such vesting, there is accelerated vesting on an aggregate number of Class B Convertible Shares and Class F Convertible Shares equal to the Reciprocal Relevant Proportion of the number of Class H Convertible Shares being accelerated;

(x)            approve, authorize, execute or amend any definitive agreement or plan involving issuances of equity to management as an incentive or compensation for management (whether such equity takes the form of options, issued share capital or otherwise), including, without limitation, the MIP and MEIA (with it being understood that approval, authorization and execution of the MIP and MEIA in the agreed-form to the Purchase Agreement on the date of this Agreement is not a violation of this clause (ix));

(xi)           enter into or exit from any material business line of the Company and its Subsidiaries, taken as a whole; or

(xii)          appoint an attorney or attorneys to take any action which, if taken by the Company directly, would require Required Board Vote.

Section 8.               General Voting Agreement.

8A.          So long as the MDCP Co-Investors, the Kappa Investor and their respective Permitted Transferees collectively beneficially hold a majority of the Ordinary Shares, each Investor shall vote all of its Equity Securities and take all other necessary or desirable actions (in such holder’s capacity as a shareholder of the Company) (a) to cause the Company to issue Equity Securities or Equity Equivalents of the Company pursuant to the Company’s obligations to issue such Equity Securities or Equity Equivalents under the terms of the Purchase Agreement, the PIK or the Preference, and (b) as otherwise directed by Required Shareholder Vote. In addition, each Investor shall at all such times vote his or her Equity Securities on all matters presented to the Company’s shareholders (including in connection with a recapitalization in connection with the Company’s initial Listing) as directed by Required Shareholder Vote as long as such vote is not materially adversely discriminatory to such Investor in a manner different from the MDCP Co-Investor Majority and the Kappa Investor; provided that no material adverse discrimination entitling an Investor to withhold its vote shall be deemed to arise solely as a result of economic differences that relates to the type, class or series of Equity Securities or Equity Equivalents of the Company held by such Investor relative to any type, class or series of the Equity Securities or Equity Equivalents of the Company held by the MDCP Co-Investor Majority and/or the Kappa Investor.

8B.          The Kappa Investor agrees, for the benefit of the MDCP Co-Investors and the Additional Investors, to comply with its obligations under Section 3.7(a) of the Purchase Agreement. The Company agrees that the provisions of the Purchase Agreement with respect to the Preference are for the benefit of the MDCP Co-Investors and the Additional Investors and hereby affirms its obligations under the Purchase Agreement with respect thereto.

Section 9.               Transfers; Future Sales.

9A.          Generally Prior to any Investor Transferring any Equity Securities or Equity Equivalents of the Company to any Person (other than pursuant to a Public Sale), such Investor shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company on behalf of the other Investors a Deed of Adherence. Transferees of Equity Securities and/or Equity Equivalents of the Company held by Additional Investors shall be deemed to have the rights and obligations of Additional Investors with respect to such Equity Securities and/or Equity Equivalents and transferees of Equity Securities and/or Equity Equivalents of the Company held by any MDCP Co-Investor or the Kappa Investor shall be deemed to have the rights and obligations of MDCP Co-Investors and/or the Kappa Investor, as applicable, with respect to such Equity Securities and/or Equity Equivalents; provided that, notwithstanding the foregoing, Equity Securities and/or Equity Equivalents of the Company acquired by a MDCP Co-Investor or the Kappa Investor from an Additional Investor shall be deemed to have the rights and obligations hereunder of Equity Securities and/or Equity Equivalents of the Company held by a MDCP Co-Investor or the Kappa Investor, respectively. Any Transfer of Equity Securities and/or Equity Equivalents of the Company, the Kappa Investor (or any successor general partner of the Kappa Limited Partnership) or the Kappa Limited Partnership in violation of this Agreement shall be void ab initio.

9B.          Kappa Investor Distribution. Notwithstanding anything herein to the contrary, the Kappa Investor agrees not to distribute Equity Securities or Equity Equivalents of the Company to its equityholders or the holders of Equity Securities or Equity Equivalents of the Kappa Limited Partnership without the prior written consent of the Company or, as long as the MDCP Co-Investors beneficially own more than 10% of the Common Equity Securities of the Company, the MDCP Co-Investor Majority.

Section 10.             Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where for these purposes “control” means the power (whether through the ownership of voting securities, by contract or otherwise) to direct or cause the direction of the management, policies and activities of such particular Person or to appoint or remove (or to direct or cause the direction of the appointment or removal of) directors of the particular Person holding a majority of the voting rights exercisable at meetings of its board and “controlled” and “controlling” shall be construed accordingly; provided that in no event shall the Company be deemed an Affiliate of one or more Cinven Co-Investors, CVC Co-Investors, MDCP Co-Investors, or the Kappa Investor.

“Applicable Portion” means for each MDCP Co-Investor or Additional Investor, as the case may be, the Reciprocal Relevant Proportion multiplied by a fraction, the numerator of which is the number of Ordinary Shares owned by such MDCP Co-Investor or Additional Investor and the denominator of which is the number of Ordinary Shares owned by the MDCP Co-Investors and Additional Investors.

“Cinven Applicable Percentage” the percentage determined by dividing (i) the sum of (A) €323,000,000 plus (B) the aggregate amount paid by Cinven Co-Investors after the date hereof to acquire debt securities or Equity Securities and/or Equity Equivalents of the Kappa Limited Partnership by (ii) the sum of (A) €646,000,000 plus (B) the aggregate amount paid by Cinven Co-Investors and CVC Co-Investors after the date hereof to acquire debt securities, Equity Securities and/or Equity Equivalents of the Kappa Limited Partnership; provided that, for the avoidance of doubt, until an additional amount is paid by the Cinven Co-Investors or CVC Co-Investors for additional debt securities, Equity Securities and/or Equity Equivalents of the Kappa Limited Partnership, the amount for each foregoing clause (B) shall be €0.

“Cinven Co-Investors” means, collectively, Cinven Nominees Limited, Cinven Fund No. 1 Limited Partnership, Cinven Fund US No. 1 Limited Partnership, Second Cinven Fund Dutch No. 1 Limited Partnership, Second Cinven Fund Dutch No. 2 Limited Partnership, Second Cinven Fund Dutch No. 3 Limited Partnership, Second Cinven Fund Dutch No. 4 Limited Partnership, Second Cinven Fund No. 1 Limited Partnership, Second Cinven Fund No. 2 Limited Partnership, Second Cinven Fund US No. 1 Limited Partnership, Second Cinven Fund US No. 2 Limited Partnership, Second Cinven Fund US No. 3 Limited Partnership, Second Cinven Fund US No. 1 Co-Investment Limited Partnership, Railway Pension Venture Capital Limited, Barclays UK Retirement Fund Venture Limited Partnership, Coal Pension Venture Limited Partnership, Commercial Union Life Assurance Company Ltd, CGNU Life Assurance Limited, Norwich Union Life & Pensions Limited, HarbourVest International Private Equity Partners IV Direct Fund LP, European Strategic Partners, European Strategic Partners Scottish B LP, European Strategic Partners Scottish C LP, European Strategic Partners-1 LP, ESP Co-Investment Limited Partnership and any Affiliate or Counted Beneficiary of the foregoing that owns or holds Equity Interests or Equity Equivalents of the Kappa Limited Partnership as of the date of determination and “Cinven Co-Investor” means any of the Cinven Co-Investors.

“Cinven Interest” shall mean the percentage determined by multiplying (i) the percentage of Common Equity Securities of the Company owned by the Kappa Investor by (ii) the Cinven Applicable Percentage; provided that in the event that the Kappa Investor, any Cinven Co-Investor or any CVC Co-Investor is in breach of its obligations under clause (E) or (F) of paragraph 5A(iii), the Cinven Interest shall be determined by taking the number of issued Common Equity Securities of the Company owned the Kappa Investor and determining, upon a distribution of all Common Equity Securities by the Kappa Investor to the limited partners of the Kappa Limited Partnership, the number of Common Equity Securities of the Company that would be distributed to the Cinven Co-Investors in accordance with the Kappa Limited

Partnership Agreement and dividing such number of Common Equity Securities deemed to be distributed to the Cinven Co-Investors by the aggregate number of issued and outstanding Common Equity Securities of the Company; provided further that prior to applying the immediately foregoing proviso, the Company and the MDCP Co-Investors shall request the following information to be provided by the Kappa Investor:  (A) a copy of the Kappa Limited Partnership Agreement and a register of limited partners showing the outstanding Equity Securities and Equity Equivalents of the Kappa Limited Partnership certified to be true and correct by the Kappa Investor, (B) a certification by the Kappa Investor that no issuance or Transfer in violation of clauses (E) or (F) of paragraph 5A(iii) has occurred, and (C) such other information reasonably requested by the Company and the MDCP Co-Investors to determine compliance with clauses (E) and (F) of paragraph 5A(iii) (including in each case information regarding any Person on the register of limited partners of the Kappa Limited Partnership that is not listed by name in the definition of Cinven Co-Investor, CVC Co-Investor or the Stichting and for which a Deed of Adherence has not previously been delivered to the Company) and the Kappa Investor shall provide such information within 10 Business Days after request therefor and the foregoing proviso shall only be applicable if (w) the Kappa Investor admits in writing that a breach, or facts that give rise to a breach, of clause (E) or (F) of paragraph 5A(iii) has occurred, (x) it can be reasonably determined that the certifications made by the Kappa Investor were false in any material respect when made, (y) it can be reasonably determined from such information that the Kappa Investor, any Cinven Co-Investor or any CVC Co-Investor has breached its obligations under clauses (E) or (F) or paragraph 5A(iii), or (z) the Kappa Investor fails to provide the requested information on a timely basis. Notwithstanding any other provision of this Agreement to the contrary, in no event shall any Beneficiary (other than Counted Beneficiaries) or other transferee, successor or assign of any Cinven Co-Investor (other than another Person falling within the definition of Cinven Co-Investor or an Affiliate of a Person falling within the definition of Cinven Co-Investor that is not a competitor of any material line of business of the Company and its Subsidiaries, taken as a whole) be deemed a Cinven Co-Investor for purposes of this definition, even if such Beneficiary, transferee, successor or assign joins this Agreement as a Cinven Co-Investor.

“Class D Convertible Shares” means Class D Convertible Shares of the Company, nominal value €0.001 per share.

“Class I Convertible Shares” means Class I Convertible Shares of the Company, nominal value €0.001 per share.

“Common Equity Securities” means, for any Person as of any date of determination, ordinary shares, shares of common stock or other similar equity securities not limited to a fixed stated return on liquidation, dissolution or winding up of such Person, together with the ordinary shares, shares of common stock or other similar equity securities of such Person issuable upon exercise of then-exercisable rights, options, warrants or similar securities of such Person or issuable upon conversion of then-convertible equity or debt securities of such Person. For the avoidance of doubt, in determining Common Equity Securities of the Company, (i) the Ordinary Shares issuable upon conversion of the issued Class D Convertible Shares, (ii) the Ordinary Shares issuable upon conversion of the issued Class I Convertible Shares, and (iii) the Ordinary Shares issuable to the Kappa Investor pursuant to the Purchase Agreement as a result of a then-exercisable subscription right shall be deemed Common Equity Securities, but

(x) the Ordinary Shares issuable upon conversion of the issued Class A Convertible Shares, Class B Convertible Shares, Class C Convertible Shares, Class E Convertible Shares, Class F Convertible Shares, Class G Convertible Shares and Class H Convertible Shares of the Company and (y) the Ordinary Shares issuable upon conversion of the PIK or the Preference shall not be deemed Common Equity Securities.

“CVC Applicable Percentage” means 100% minus the Cinven Applicable Percentage.

“CVC Co-Investors” means, collectively, Citicorp Capital Investors Europe Limited, Capital Ventures Nominees Limited, CVC European Equity Partners II Limited Partnership, CVC European Equity Partners II (Jersey) Limited Partnership, Citi-Europe Co-Invest Limited Partnership, CVC European Equity Partners III Limited Partnership, CVC European Equity Partners III Parallel Fund-A Limited Partnership, CVC European Equity Partners III Parallel Fund-B Limited Partnership, CVC Europe Enterprise (Domestic) Limited Partnership, CVC Europe Enterprise (Cayman) Limited Partnership, Stichting Certificaathouders Kappa and any Affiliate of the foregoing that owns or holds Equity Interests or Equity Equivalents of the Kappa Limited Partnership as of the date of determination and “CVC Co-Investor” means any of the CVC Co-Investors.

“CVC Interest” shall mean the percentage determined by multiplying (i) the percentage of Common Equity Securities of the Company owned by the Kappa Investor by (ii) the CVC Applicable Percentage; provided that in the event that the Kappa Investor, any Cinven Co-Investor or any CVC Co-Investor is in breach of its obligations under clause (E) or (F) of paragraph 5A(iii), the CVC Interest shall be determined by taking the number of issued Common Equity Securities of the Company owned the Kappa Investor and determining, upon a distribution of all Common Equity Securities by the Kappa Investor to the limited partners of the Kappa Limited Partnership, the number of Common Equity Securities of the Company that would be distributed to the CVC Co-Investors in accordance with the Kappa Limited Partnership Agreement and dividing such number of Common Equity Securities deemed to be distributed to the CVC Co-Investors by the aggregate number of issued and outstanding Common Equity Securities of the Company; provided further that prior to applying the immediately foregoing proviso, the Company and the MDCP Co-Investors shall request the following information to be provided by the Kappa Investor:  (A) a copy of the Kappa Limited Partnership Agreement and a register of limited partners showing the outstanding Equity Securities and Equity Equivalents of the Kappa Limited Partnership certified to be true and correct by the Kappa Investor, (B) a certification by the Kappa Investor that no issuance or Transfer in violation of clauses (E) or (F) of paragraph 5A(iii) has occurred, and (C) such other information reasonably requested by the Company and the MDCP Co-Investors to determine compliance with clauses (E) and (F) of paragraph 5A(iii) (including in each case information regarding any Person on the register of limited partners of the Kappa Limited Partnership that is not listed by name in the definition of Cinven Co-Investor, CVC Co-Investor or the Stichting and for which a Deed of Adherence has not previously been delivered to the Company) and the Kappa Investor shall provide such information within 10 Business Days after request therefor and the foregoing proviso shall only be applicable if (w) the Kappa Investor admits in writing that a breach, or facts that give rise to a breach, of clause (E) or (F) of paragraph 5A(iii) has occurred, (x) it can be reasonably determined that the certifications made by the Kappa Investor were false in any material respect when made, (y) it can be reasonably determined from such information that the Kappa Investor, any Cinven Co-Investor or any CVC Co-Investor has breached its obligations under clauses (E) or (F) or paragraph 5A(iii), or (z) the Kappa Investor fails to provide the requested information on a timely basis. Notwithstanding any other provision of this Agreement to the contrary, in no event shall any Beneficiary (other than Counted Beneficiaries) or other transferee, successor or assign of any CVC Co-Investor (other than another Person falling within the definition of CVC Co-Investor or an Affiliate of a Person falling within the definition of CVC Co-Investor that is not a competitor of any material line of business of the Company and its Subsidiaries, taken as a whole) be deemed a CVC Co-Investor for purposes of this definition, even if such Beneficiary, transferee, successor or assign joins this Agreement as a CVC Co-Investor.

“Deed of Adherence” means a deed of adherence substantially in the form of Exhibit A attached hereto.

“Equity Equivalents” means any securities convertible into or exchangeable for any Equity Securities, including without limitation, warrants, options and other rights to acquire Equity Securities. For the avoidance of doubt, Equity Equivalents of the Company shall not include Equity Equivalents or Equity Securities of the Kappa Limited Partnership. Except as specifically provided otherwise herein (e.g., as in “Equity Equivalents of the Kappa Limited Partnership”), any reference to “Equity Equivalents” herein shall be a reference to Equity Interests of the Company.

“Equity Securities” means any shares, share derivatives, share appreciation rights, or other rights or instruments containing equity-like features or otherwise based on changes in the enterprise value of the issuer thereof or its Affiliates (other than ordinary course cash bonus payments) and any rights to acquire any such right or instrument. For the avoidance of doubt, (i) “Equity Securities” of the Company shall include Ordinary Shares of any class or series, (ii) “Equity Securities” of the Kappa Limited Partnership shall include limited partnership interests or other similar interests in the Kappa Limited Partnership, and (iii) “Equity Securities” of the Company shall not include Equity Securities or Equity Equivalents of the Kappa Limited Partnership. Except as specifically provided otherwise herein (e.g., as in “Equity Securities of the Kappa Limited Partnership”), any reference to “Equity Securities” herein shall be a reference to Equity Securities of the Company.

“Excluded Issuances” means the issuance of (i) any Equity Securities or Equity Equivalents after the date hereof for management incentive and/or compensation purposes (including pursuant to the MEIA and the MEP), (ii) any Equity Securities or Equity Equivalents issued as consideration for an acquisition or joint venture transaction, (iii) any Equity Securities or Equity Equivalents issued as an “equity kicker” in respect of indebtedness for borrowed money or any preferred Equity Securities, (iv) any Equity Securities or Equity Equivalents issued upon conversion of any Equity Securities, any Equity Equivalents, the PIK or the Preference, (v) Equity Securities or Equity Equivalents to Persons (other than a MDCP Co-Investor or the Kappa Investor) which the Company, with Required Board Vote, has determined to be Excluded Issuances, (vi) Equity Securities or Equity Equivalents in respect of Class B Ordinary Shares (or Equity Securities or Equity Equivalents subsequently issued in respect of Class B Ordinary Shares) to provide for dilution protection to such Class B Ordinary Shares pursuant to Section 3.9 of the Purchase Agreement, (vii) any options, warrants or rights to acquire, or shares convertible into, Equity Securities or Equity Equivalents listed in clauses (i) through (vi), and (viii) Equity Securities or Equity Equivalents issued in connection with or pursuant to a Public Sale.

“Exempted Transfer” means a Transfer of Equity Securities and/or Equity Equivalents of the Company by a MDCP Co-Investor or the Kappa Investor (i) to one or more Affiliates of a MDCP Co-Investor or such Kappa Investor, respectively, (ii) to any members, partners, shareholders, officers or directors of a MDCP Co-Investor or the Kappa Investor or any Affiliate of any of the foregoing, respectively, (iii) of up to 5% of the aggregate Equity Securities or Equity Equivalents of the Company of each type, class or series held by the MDCP Co-Investors or the Kappa Investor, respectively (aggregating, in each case, all Transfers made after the date hereof), (iv) to the Company, an Investor or any Affiliate of an Investor under paragraph 5B of this Agreement or (v) in a Public Sale.

“Family Group” means, with respect to any Investor, such Investor’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Investor and/or such Investor’s spouse, descendants, siblings and/or siblings’ descendants.

“5% Owner” means any Person that owns 5% or more of the Company’s Common Equity Securities.

“FSA” means the Financial Services Authority.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, is not a 5% Owner, who is not controlling, controlled by or under common control with any 5% Owner and who is not the spouse or descendent (by birth or adoption) of any 5% Owner.

“JSG” means Jefferson Smurfit Group Limited, an Irish private limited company.

“Kappa Limited Partnership” means Smurfit Kappa Feeder L.P., a limited partnership organized under the laws of Jersey.

“Listing” means the admission of all or any part of any Ordinary Shares to the Official List of The Irish Stock Exchange Limited or the Official List of the FSA, and to trading on the market for listed securities of the London Stock Exchange or to trading on the Alternative Investment Market or the taking effect of any granting of permission to deal in the same on any recognized investment exchange (as that term is used in the Financial Services Act 1986) or the registration of all or any of any Common Equity Securities (or equivalent securities of any Subsidiary or American Depository Receipts with respect to any of the forgoing) on Form F-1, F-2 or F-3 (or any similar long-form or short-form registrations) pursuant to the United States Securities Act of 1933 (as amended) or any similar US federal law, or any similar listing or registration by the Company of any Ordinary Shares or other Common Equity Securities on the public stock exchange or securities market in any other jurisdiction.

“MDCP Co-Investor Majority” means the holders of a majority of the Ordinary Shares held beneficially and/or of record by all MDCP Co-Investors.

“MDCP Co-Investors” means, collectively, MDCP IV Global Investments LP, MDCP III Global Investments LP, MDSE III Global Investments LP and any Affiliate of the foregoing that owns or holds Ordinary Shares as of the date of determination and “MDCP Co-Investor” means any of the MDCP Co-Investors.

“MEIA” means the Company’s Amended and Restated Management Equity Agreement, dated as of December 1, 2005, by and among the Company and certain of its executives, as such agreement may be amended, restated, supplemented or waived from time to time.

“MIP” means the Company’s 2005 Management Equity Plan, approved by the Company on December 1, 2005, as amended, restated, supplemented or waived from time to time.

“Non-Applicable Transfer” means a Transfer of Equity Securities or Equity Equivalents by a Relevant Shareholder (i) made in connection with an Approved Sale and not in violation of its obligations under paragraph 5C hereof, (ii) to one or more Affiliates of such Relevant Shareholder, (iii) of up to 5% of the aggregate Equity Securities or Equity Equivalents of each type, series or class held by such Relevant Shareholder as of the date of this Agreement and acquired after the date of this Agreement, or (iv) in a Public Sale.

“Ordinary Shares” has the meaning given to such term in the preamble hereto and shall include each other class or series of ordinary shares of the Company created after the date hereof that is issued in respect of such other Ordinary Shares in connection with any share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For the avoidance of doubt, “Ordinary Shares” shall include Class A Ordinary Shares and Class B Ordinary Shares.

“Permitted Transferees” shall have the meaning given to such term in paragraph 5A hereof.

“Person” means an individual, a partnership, a limited liability company an unlimited liability company, a company limited by guarantee, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“PIK” shall have the meaning given to such term in the Purchase Agreement.

“Preference” shall have the meaning given to such term in the Purchase Agreement.

“Public Sale” means (x) any sale pursuant to or after a Listing in any European Union member state or (y) in the case of a Listing in the United States, any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

“Purchased Equity Holder” means any Person party to the Corporate Governance Agreement, dated as of July 4, 2002, that had acquired Ordinary Shares of JSG on or before September 17, 2002.

“Reciprocal Relevant Proportion” shall have the meaning given to such term in the Purchase Agreement.

“Registration Agreement” means that certain Registration Rights Agreement, dated as of the date of this Agreement, by and among the Company, the MDCP Co-Investors, the Kappa Investor and the other parties signatory thereto, as amended, modified, supplemented or waived from time to time.

“Relevant Proportion” shall have the meaning given to such term in the Purchase Agreement.

“Required Board Vote” means (i) until the Required Vote Termination Date, the affirmative vote of (A) a majority of the MDCP III Global Director and the MDCP IV Global Directors then in office and (B) either the Cinven Directors or the CVC Directors and (ii) from and after the Required Vote Termination Date, the affirmative vote of a majority of the members of the Board of Directors of the Company.

“Required Shareholder Vote” means (i) until the Required Vote Termination Date, the prior written consent of (A) the MDCP Co-Investor Majority and (B) either the Cinven Directors (acting in their capacity as representatives of the Cinven Co-Investors) or the CVC Directors (acting in their capacity as representatives of the CVC Co-Investors) and (ii) from and after the Required Vote Termination Date (as determined in accordance with its terms) the prior written consent of holders of a majority of the Common Equity Securities party to this Agreement.

“Required Vote Termination Date” means the earliest of (i) the date that the MDCP Co-Investors and their respective Affiliates cease to beneficially own in the aggregate at least 10% of the issued Common Equity Securities of the Company, (ii) the date that the Cinven Interest is less than 10% or (iii) the date that the CVC Interest is less than 10%.

“Sale of the Company” means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) issued share capital of the Company possessing the voting power to elect a majority of the Company’s board of directors (whether by merger, consolidation or sale or transfer of the Company’s issued share capital) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis; provided that in no event shall a Sale of the Company be deemed to arise in whole or in part as a result of the Class B Ordinary Shares becoming entitled to vote in the election of directors.

“Securities Act” means the Securities Act of 1933, as amended.

“Stichting” means Stichting Senior Management Kappa and any Affiliate of Stichting Senior Management Kappa that owns Equity Securities of the Kappa Limited Partnership as of the date of determination.

“Subsidiary” means any Company of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

Section 11.             Miscellaneous.

11A.        Complete Agreement. This Agreement and the agreements contemplated hereby embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, whether written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, this Agreement amends and restates in its entirety that certain Exchange and Shareholders Agreement, dated as of February 6, 2004, by and among the Company and certain of its shareholders (as amended, modified, supplemented or waived from time to time, the “Existing Shareholders Agreement”), which itself amended and restated that certain Purchase and Shareholders Agreement, dated as of September 17, 2002 (the “Initial Shareholders Agreement”), and that certain Corporate Governance Agreement, dated as of February 6, 2004, by and among the Company and certain of its shareholders (the “Existing Corporate Governance Agreement); provided that no such termination of the Existing Shareholders Agreement shall waive any right or remedy of any party for breach of such Existing Shareholders Agreement or Existing Corporate Governance Agreement arising prior to the date of this Agreement or any agreement of an Investor or Management Investor made in any Acceptance Form included with that certain Exchange Offer information memorandum dated on or about January 20, 2004, including, without limitation, the power of attorney executed in connection therewith, or in any side letter executed (or, in accordance with this Section 11, deemed executed) by the Company.

11B.        Remedies. Each party hereto shall have all rights and remedies set forth in this Agreement and the Articles of Association and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Each party hereto agrees that its obligations hereunder (including its obligations under Sections 6, 7 and 8 hereof) may be enforced by an action for specific performance and no such party shall object to the granting of such relief on grounds that an adequate remedy exists at law.

11C.        Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company or any holder of Equity Securities and/or Equity Equivalents party hereto may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the Required Shareholder Vote; providedthat (i) if any such amendment, modification or waiver would materially adversely affect any Investor relative to the Investors comprising Required Shareholder Vote (assuming for this purpose, that any action taken by Cinven Directors or CVC Directors as part of Required Shareholder Vote is taken on behalf of the Cinven Co-Investors and the CVC Co-Investors, respectively), such amendment, modification or waiver shall be effective against such Investor only with the written consent of such Investor or the holders of a majority of Ordinary Shares held by all holders so adversely affected or (ii) if any such amendment, modification or waiver would materially adversely affect any Management Investor relative to the Investors comprising Required Shareholder Vote (assuming for this purpose, that any action taken by Cinven Directors or CVC Directors as part of Required Shareholder Vote is taken on behalf of the Cinven Co-Investors and the CVC Co-Investors, respectively), such amendment, modification or waiver shall be effective against such Management Investor only with the written consent of such Management Investor or with the written consent of a majority of the Management Investors. In addition, any amendment, modification or waiver of the provisions of Section 7 which affects the Management Group (as defined in paragraph 11O) in an adversely discriminatory manner relative to the Investors voting in favor of such amendment, modification, or waiver (assuming for this purpose, that any action taken by Cinven Directors or CVC Directors as part of Required Shareholder Vote is taken on behalf of the Cinven Co-Investors and the CVC Co-Investors, respectively) shall be effective against the Management Group only if such amendment, modification or waiver has been approved by the holders of a majority of the Ordinary Shares held by the Management Group. No other course of dealing between the Company and any Investor or Management Investor or any delay in exercising any rights hereunder, under any agreement contemplated hereby or under the Articles of Association shall operate as a waiver of any rights of any such holders. Each Investor agrees and acknowledges that the Schedule of Investors and the Schedule of Additional Investors may be updated by the Company to reflect the issuance of Equity Securities and/or Equity Equivalents not in violation of Section 1 of this Agreement after the date of this Agreement and the addition of the Person acquiring such Equity Securities and/or Equity Equivalents as a party hereto as an Additional Investor, in each case without the consent of any Investor hereunder.

11D.        Successors and Assigns. Except as otherwise expressly provided herein (including Section 9 hereof), all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, except as otherwise expressly provided herein (including Section 9 hereof), the provisions of this Agreement which are for the Investors’ benefit as purchasers or holders of Ordinary Shares are, except as otherwise set forth herein, also for the benefit of, and enforceable by, any subsequent holder of such shares. Notwithstanding anything herein to the contrary, the rights and obligations of any Investor or Management Investor under this Agreement and the agreements contemplated hereby may be assigned at any time only with the prior written consent of such Investor or Management Investor, as the case may be (in addition to the prior written consent of those other Persons whose consent is required for such assignment pursuant to the terms hereof). In the event that at any time after the date hereof, (i) MWJS ceases to be the chairman of the Company or JSG, (ii) GMcG ceases to be the chief executive officer of the Company or JSG, (iii) APJS ceases to be the chief operating officer of the Company or JSG, or (iv) IJC ceases to be the chief financial officer of the Company or JSG, the rights of such person under Section 7 shall automatically, and without further action on the part of any Person hereto, be assigned to such Person’s successor with the Company, who shall succeed to all of such Person’s rights under Section 7 hereof. Notwithstanding anything else to the contrary set forth herein, in no event shall any Person or group of Persons entitled to designate directors for appointment to the Board pursuant to Section 6 be entitled to assign such rights without Required Board Vote. Notwithstanding anything else to the contrary set forth herein, in no event shall any Person or group of Persons entitled to designate directors for appointment to the Board pursuant to Section 6 be entitled to assign such rights without Required Board Vote.

11E.         Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

11F.         Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by facsimile or electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

11G.        Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

11H.        Governing Law. The Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the laws of the Republic of Ireland. Each of the parties hereby submits to the non-exclusive jurisdiction of the Republic of Ireland. Any suit or action brought against any Management Investor hereunder should be brought exclusively in the courts of the Republic of Ireland (it being understood that, except as set forth in this sentence, nothing contained in this paragraph 11H shall limit any party’s rights to bring any suit against any party (other than the Management Investors) or with respect to the subject matter hereof in any other jurisdiction).

11I.          Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable express courier service by overnight mail (charges prepaid) or by facsimile. Such notices, demands and other communications shall be sent to the Investors and to the Company at the address indicated below:

If to the Company:

c/o Jefferson Smurfit Group Limited

Headquarters

Beech Hill

Clonsekagh

Dublin 4

Attention:

Facsimile:               +353-1-283-7113

with copies to:

William Fry

Solicitors

Fitzwilton House

Wilton Place

Dublin 2

Attention:               Owen O’Connell

Facsimile:               +353-1-618-0618

and to the MDCP Co-Investors and Kirkland & Ellis LLP (at the addresses set forth below)

If to the Kappa Investor or the Cinven Co-Investors:

c/o Cinven Limited

Warwick Court
Paternoster Square
London
EC4M 7AG
Attention: Marcus Wood
Facsimile:  (020) 7661 3888

with a copy to:

Freshfields Bruckhaus Deringer

65 Fleet Street

London EC4Y 1HS

UK

Attention:               Edward Braham / David Higgins

Facsimile:               (020) 7832 7001

If to the Kappa Investor or the CVC Co-Investors:

c/o CVC Capital Partners Limited

111 Strand
London
WC2R 0AG
UK
Attention: David Milne
Facsimile:  (020) 7420 4231

with a copy to:

Freshfields Bruckhaus Deringer
65 Fleet Street
London EC4Y 1HS

UK
Attention:               Edward Braham / David Higgins

Facsimile:               (020) 7832 7001

If to the MDCP Co-Investors:

c/o Madison Dearborn Partners, LLC

Three First National Plaza,
Suite 3800
Chicago, Illinois 60602
USA
Attention: Samuel M. Mencoff

Facsimile:  312-895-1001

with a copy to:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601

USA
Attention:               Dennis M. Myers, P.C.

Facsimile:               (312) 861-2200

If to any Management Investor:

c/o William Fry Solicitors

Fitzwilton House

Wilton Place

Dublin 2

Ireland

Attention:  Owen O’Connell

Facsimile:  +353-1-639-5333

If to an Additional Investor:

To the address set forth for such Additional Investor

on the Schedule of Additional Investors attached hereto

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

11J.         No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

11K.        Side Letters. Notwithstanding anything herein to the contrary, each of the Company and each Investor agree that, in connection with such Investor’s investment in MDCP

Acquisitions Limited (formerly MDCP Acquisitions plc), MDCP Acquisitions Limited or one or more of its Subsidiaries entered into certain side letter agreements with certain of the Investors (true, correct and complete copies of which have been delivered to the Kappa Investor’s counsel by electronic transmission) and to the extent that any obligations under any such side letter have not been fully performed by MDCP Acquisitions Limited or any of its Subsidiaries prior to the date hereof, the obligations of MDCP Acquisitions Limited under such side letter shall from and after the date hereof be obligations of the Company as though the Company were originally party thereto. Furthermore, any agreement of any Investor evidenced in any such side letter (including to the extent such had the effect of amending rights or obligations of any such Investor or the transferor of any Equity Securities and/or Equity Equivalents held by such Investor) shall remain in full force and effect and binding upon each such Investor. Notwithstanding the foregoing, no amendment, modification or waiver of any such side letter agreement after the date hereof shall be effective without Required Board Vote.

11L.         Signature by General Partner.

(i)            Smurfit Kappa Feeder G.P. Limited hereby confirms that it has entered into this Agreement and the Registration Agreement for and on behalf of the Kappa Limited Partnership. Each of the Cinven Co-Investors, the CVC Co-Investors and the Stichting hereby confirm that Smurfit Kappa Feeder G.P. Limited shall continue to be so authorized to act for and on behalf of the Kappa Limited Partnership for the purposes described in this Agreement and the Registration Agreement and that each of the other parties hereto shall be entitled to rely upon any act, omission, notice, consent or waiver done, omitted or given by Smurfit Kappa Feeder G.P. Limited hereunder or under the Registration Agreement and shall be entitled to assume that Smurfit Kappa Feeder G.P. Limited remains in that position and is authorized and appointed as aforesaid until (A) the other parties hereto are notified of the identity of a new general partner by the service upon them of a copy, certified as a true copy by counsel to the Kappa Limited Partnership, of a deed or agreement amending the Kappa Partnership Agreement by the appointment thereto of a new general partner and (B) such new general partner has executed and delivered to the Company on behalf of the other parties hereto a counterpart to this Agreement and the Registration Agreement agreeing to be bound hereby and thereby in the same capacity as Smurfit Kappa Feeder G.P. Limited.

(ii)           The Kappa Investor hereby acknowledges and agrees that the Kappa Investor owns and holds legal title to its Equity Securities and/or Equity Equivalents of the Company in its capacity as general partner of, and on behalf of, the Kappa Limited Partnership.

(iii)          The parties to the Agreement acknowledge for all purposes and at all relevant times including, without limitation, for the purposes of the Limited Partnership (Jersey) Law 1994, as amended (the “Law”) that the Cinven Co-Invstors, the CVC Co-Investors and the Stichting are each limited partners in the Kappa Limited Partnership and none of them is a “general partner” of the Kappa Limited Partnership (as the term “limited partner” and “general partner” are defined in the Law). The parties to this Agreement also acknowledge that the Cinven Co-Invstors, the CVC Co-Investors and the Stichting in their personal capacities or in their capacities as limited partners of the Kappa Limited Partnership, do not have power to, and do not hereby, bind the Kappa Limited Partnership. As a material inducement to obtain the acknowledgments in this paragraph 11L(iii), the Cinven Co-Investors, the CVC Co-Investors and

the Stichting agree not to accept appointment as, or become, the general partner of the Kappa Limited Partnership.

11M.       Termination. Other than paragraph 6I (which shall terminate upon the earlier of the date that the Minimum Investment Condition is no longer satisfied and a Sale of the Company), this Agreement, and the rights and obligations of the parties hereunder, shall automatically terminate upon the earlier of (i) the effective date of the Company’s initial Listing and (ii) the date of consummation of a Sale of the Company; provided that in no event shall termination of this Agreement affect the rights or obligations of any party for breach of this Agreement arising prior to such termination. Notwithstanding the foregoing and notwithstanding anything else to the contrary set forth in this Agreement, (x) the rights of the Kappa Investor to elect or remove, or designate the election or removal of, any Cinven Director pursuant to Section 6 of this Agreement shall, in addition to any termination pursuant to the immediately foregoing sentence, terminate on the date that the Cinven Interest is less than 10%, (y) the rights of the Kappa Investor to elect or remove, or designate the election or removal of, any CVC Director pursuant to Section 6 of this Agreement shall, in addition to any termination pursuant to the immediately foregoing sentence, terminate on the date that the CVC Interest is less than 10%, and (z) the rights of MDCP IV Global Investments LP and MDCP III Global Investments to elect or remove, or designate the election or removal of, the MDCP IV Global Directors and the MDCP III Global Director pursuant to Section 6 of this Agreement shall, in addition to any termination pursuant to the immediately foregoing sentence, terminate on the date that the MDCP Co-Investors (including any Affiliate thereof, but otherwise expressly excluding any transferee, successor or assign not included in the definition thereof) cease to own at least 10% of the issued and outstanding Common Equity Securities of the Company.

11N.        Limitations on Liability. Except for injunctive or other equitable relief (including specific performance), each of the parties hereto agrees that the exclusive remedy and recourse against any Investor for breach of any representation, warranty, covenant or agreement made by such Investor in this Agreement or the Registration Agreement shall be against Equity Securities and/or Equity Equivalents of the Company held by such Investor or any transferee, successor or assign of such Investor; provided that, in the case of breach by the Kappa Investor of this Agreement and/or the Registration Agreement, each party hereto shall also have remedy or recourse against the PIK issued to the Kappa Investor for such breach; provided that, in the case of breach by any other Investor of this Agreement and/or the Registration Agreement, each party shall also have remedy or recourse against the Preference (if any) issued to such Investor for such breach.

11O.        Rights of Management Group. The Management Investors have entered into this Agreement on their own behalf and, for the purposes of Section 7 of this Agreement, on behalf of the participants in the MIP (the “Management Group”) but the Management Investors shall be entitled in their absolute discretion to exercise (or omit to do so) all powers, authorities and rights granted in Section 7 of this Agreement without recourse to or consultation with the Management Group. No member of the Management Group shall have any claim or right against the Management Investors on account of the manner in which he has exercised or failed to exercise any of the said powers, rights and authorities and each member of the Management Group waives any and all rights which he may hereafter have or acquire as a result of the exercise or manner of exercise or failure to exercise any of the said powers, rights and authorities whether or not in so doing the Management Investors have acted recklessly or negligently. In no event shall any member of the Management Group (other than the Management Investors) have any right themselves to bring an action or suit against the Company, any MDCP Co-Investor, the Kappa Investor or any other Person for breach of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

JSG PACKAGING LIMITED

By:	/s/ Michael O’Riordan
Its:	Secretary

Acknowledged and agreed as of the date first above written:

MDCP IV GLOBAL INVESTMENTS LP

By:	MDP IV Global GP, LP
Its:	General Partner

By:	MDP Global Investors Limited
Its:	General Partner

/s/ Samuel M. Mencoff
By:	Samuel M. Mencoff
Its:	Managing Director

MDCP III GLOBAL INVESTMENTS LP

By:	MDP III Global GP, LP
Its:	General Partner

By:	MDP Global Investors Limited
Its:	General Partner

/s/ Samuel M. Mencoff
By:	Samuel M. Mencoff
Its:	Managing Director

MDSE III GLOBAL INVESTMENTS LP

By:	MDP III Global GP, LP
Its:	General Partner

By:	MDP Global Investors Limited
Its:	General Partner

/s/ Samuel M. Mencoff
By:	Samuel M. Mencoff
Its:	Managing Director

Acknowledged and agreed as of the date first above written:

/s/ Dr. Michael W.J. Smurfit
Dr. Michael W.J. Smurfit

/s/ Gary McGann
Gary McGann

/s/ Anthony P.J. Smurfit
Anthony P.J. Smurfit

/s/ Ian J. Curley
Ian J. Curley

Acknowledged and agreed as of the date first above written:

Smurfit Kappa Feeder G.P. Limited acting in its capacity as general partner of, and on behalf of, the Kappa Limited Partnership

By:	/s/ [Illegible]

Its:	Director

SIGNED by	)
for and on behalf of	)	/s/ Marcus Wood
CINVEN NOMINEES LIMITED	)

SIGNED by	)
for and on behalf of	)
CINVEN CAPITAL MANAGEMENT (FF) LIMITED	)
as General Partner of	)
CINVEN CAPITAL MANAGEMENT (FF))		/s/ Marcus Wood
LIMITED PARTNERSHIP	)
as General Partner of the following partnerships:	)
CINVEN FUND NO. 1 LIMITED PARTNERSHIP	)
CINVEN FUND US NO. 1 LIMITED PARTNERSHIP	)

SIGNED by	)
for and on behalf of	)
CINVEN CAPITAL MANAGEMENT (SF NO. 1))
LIMITED	)
as General Partner of	)
CINVEN CAPITAL MANAGEMENT (SF NO. 1))		/s/ Marcus Wood
LIMITED PARTNERSHIP	)
as General Partner of the following partnerships:	)
SECOND CINVEN FUND DUTCH NO. 1 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND DUTCH NO. 2 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND DUTCH NO. 3 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND DUTCH NO. 4 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND NO. 1 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND NO. 2 LIMITED	)
PARTNERSHIP	)

SIGNED by	)
for and on behalf of	)
CINVEN CAPITAL MANAGEMENT (SF NO. 2))
LIMITED	)
as General Partner of	)
CINVEN CAPITAL MANAGEMENT (SF NO. 2))
LIMITED PARTNERSHIP	)
as General Partner of the following partnerships:	)
SECOND CINVEN FUND US NO. 1 LIMITED	)	/s/ Marcus Wood
PARTNERSHIP	)
SECOND CINVEN FUND US NO. 2 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND US NO. 3 LIMITED	)
PARTNERSHIP	)
SECOND CINVEN FUND US NO. 1)
CO-INVESTMENT LIMITED PARTNERSHIP	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)	/s/ Marcus Wood
RAILWAY PENSION VENTURE CAPITAL	)
LIMITED	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)
CINVEN CAPITAL MANAGEMENT (BN) LIMITED	)
as General Partner of	)	/s/ Marcus Wood
CINVEN CAPITAL MANAGEMENT (BN) LIMITED	)
PARTNERSHIP	)
as General Partner of	)
BARCLAYS UK RETIREMENT FUND VENTURE	)
LIMITED PARTNERSHIP	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)
CINVEN CAPITAL MANAGEMENT (CN) LIMITED	)
as General Partner of	)	/s/ Marcus Wood
CINVEN CAPITAL MANAGEMENT (CN) LIMITED	)
PARTNERSHIP	)
as General Partner of	)
COAL PENSION VENTURE LIMITED	)
PARTNERSHIP	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)	/s/ Marcus Wood
COMMERCIAL UNION LIFE ASSURANCE	)
COMPANY LIMITED	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)	/s/ Marcus Wood
for and on behalf of	)
CGNU LIFE ASSURANCE LIMITED	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)	/s/ Marcus Wood
NORWICH UNION LIFE & PENSIONS	)
LIMITED	)

SIGNED by	)
Marcus Wood as duly authorised attorney	)
for and on behalf of	)
HARBOURVEST INTERNATIONAL PRIVATE	)
EQUITY PARTNERS IV-DIRECT FUND L.P.	)	/s/ Marcus Wood
by	)
HIPEP IV-DIRECT ASSOCIATES LLC	)
as its General Partner	)
by	)
HARBOURVEST PARTNERS LLC	)
as its Managing Member	)

Signed by STANDARD LIFE
INVESTMENTS (PRIVATE	)
EQUITY) LIMITED as the duly	)
authorised manager of EUROPEAN	)	/s/ Marcus Wood
STRATEGIC PARTNERS	)
acting by a duly appointed attorney in the	)
presence of this witness	)

/s/ Damien Hill	Witness Signature

Damien Hill	Full Name

65 Fleet Street EC4Y 1H5	Address

SIGNED by STANDARD	)
LIFE INVESTMENTS (PRIVATE	)
EQUITY) LIMITED as the duly	)
authorised manager of EUROPEAN	)	/s/ Marcus Wood
STRATEGIC PARTNERS - 1 LP	)
acting by a duly appointed attorney in the	)
presence of this witness	)

/s/ Damien Hill	Witness Signature

Damien Hill	Full Name

65 Fleet Street EC4Y 1H5	Address

SIGNED by STANDARD	)
LIFE INVESTMENTS (PRIVATE	)
EQUITY) LIMITED as the duly	)
authorised manager of EUROPEAN	)	/s/ Marcus Wood
STRATEGIC PARTNERS SCOTTISH B	)
acting by a duly appointed attorney in the	)
presence of this witness	)

/s/ Damien Hill	Witness Signature

Damien Hill	Full Name

65 Fleet Street EC4Y 1H5	Address

SIGNED by STANDARD	)
LIFE INVESTMENTS (PRIVATE	)
EQUITY) LIMITED as the duly	)
authorised manager of EUROPEAN	)	/s/ Marcus Wood
STRATEGIC PARTNERS SCOTTISH C	)
acting by a duly appointed attorney in the	)
presence of this witness	)

/s/ Damien Hill	Witness Signature

Damien Hill	Full Name

65 Fleet Street EC4Y 1H5	Address

SIGNED by STANDARD	)
LIFE INVESTMENTS (PRIVATE	)
EQUITY) LIMITED as the duly authorised manager of	)
ESP Co INVESTMENT LIMITED	)	/s/ Marcus Wood
PARTNERSHIP	)
acting by a duly appointed attorney in the	)
presence of this witness	)

/s/ Damien Hill	Witness Signature

Damien Hill	Full Name

65 Fleet Street EC4Y 1H5	Address

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)	/s/ David Milne
CVC EUROPEAN EQUITY II LIMITED	)
as General Partner of	)
CVC EUROPEAN EQUITY PARTNERS II L.P.	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)
CVC EUROPEAN EQUITY II LIMITED	)	/s/ David Milne
as General Partner of	)
CVC EUROPEAN EQUITY PARTNERS II	)
(JERSEY) L.P.	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)
CVC EUROPEAN EQUITY III LIMITED	)
as General Partner of	)	/s/ David Milne
CVC EUROPEAN EQUITY III GENERAL	)
PARTNERS L.P.	)
as General Partner of	)
CVC EUROPEAN EQUITY PARTNERS III L.P.	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)
CVC EUROPEAN EQUITY III LIMITED	)
as General Partner of	)	/s/ David Milne
CVC EUROPEAN EQUITY III GENERAL	)
PARTNER L.P.	)
as General Partner of	)
CVC EUROPEAN EQUITY PARTNERS III	)
PARALLEL FUND A L.P.	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)
CVC EUROPEAN EQUITY III LIMITED	)
as General Partner of	)	/s/ David Milne
CVC EUROPEAN EQUITY III GENERAL	)
PARTNER L.P.	)
as General Partner of	)
CVC EUROPEAN EQUITY PARTNERS III	)
PARALLEL FUND B L.P.	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)	/s/ David Milne
CVC EUROPE ENTERPRISE GP LIMITED	)
as General Partner of	)
CVC EUROPE ENTERPRISE (DOMESTIC) L.P.	)

SIGNED by	)
David Milne as duly authoised attorney	)
for and on behalf of	)	/s/ David Milne
CVC EUROPE ENTERPRISE GP LIMITED	)
as General Partner of	)
CVC EUROPE ENTERPRISE (CAYMAN) L.P.	)

SIGNED by	)
David Milne for and on behalf of	)	/s/ David Milne
STICHTING CERTIFICAATHOUDERS KAPPA

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)	/s/ David Milne
CITICORP CAPITAL INVESTORS EUROPE	)
LIMITED	)

SIGNED by	)
David Milne as duly authorised attorney	)	/s/ David Milne
for and on behalf of	)
CAPITAL VENTURES NOMINEES LIMITED	)

SIGNED by	)
David Milne as duly authorised attorney	)
for and on behalf of	)	/s/ David Milne
CELFOF GP CORP	)
as General Partner of	)
CITI-EUROPE CO-INVEST L.P.	)

SIGNED by	)
for and on behalf of	)	/s/ Frits Beurskens and Han Wagter
STICHTING SENIOR MANAGEMENT KAPPA	)

Acknowledged and agreed as of the date first above written:

MIDOCEAN EUROPE GP (JERSEY) LIMITED

By:	/s/ Diarmuid Cummins
	Name:	Diarmuid Cummins
	Title:	Director

Acknowledged and agreed as of the date first above written:

ARTHUR STREET PORTFOLIO, L.P.

By:	MLIM DivPEP I, LLC,
Its:	General Partner

By:	MLIM Private Equity, L.P.,
Its:	Managing Member

By:	Portfolio Administration & Management Ltd.,
Its:	General Partner

By:	/s Steven Baumgarten
	Name:	Steven Baumgarten
	Title:	Vice President

ARTHUR STREET FUND, L.P.

By:	MLIM DivPEP I, LLC,
Its:	General Partner

By:	MLIM Private Equity, L.P.,
Its:	Managing Member

By:	Portfolio Administration & Management Ltd.,
By:	General Partner

By:	/s Steven Baumgarten
	Name:	Steven Baumgarten
	Title:	Vice President

Acknowledged and agreed as of the date first above written:

VESEY STREET PORTFOLIO, L.P.

By:	MLIM DivPEP I, LLC,
Its:	General Partner

By:	MLIM Private Equity, L.P.,
Its:	Managing Member

By:	Portfolio Administration & Management Ltd.,
Its:	General Partner

By:	/s Steven Baumgarten
	Name:	Steven Baumgarten
	Title:	Vice President

VESEY STREET FUND, L.P.

By:	MLIM DivPEP I, LLC
Its:	General Partner

By:	MLIM Private Equity, L.P.,
Its:	Managing Member

By:	Portfolio Administration & Management Ltd.,
Its:	General Partner

By:	/s Steven Baumgarten
	Name:	Steven Baumgarten
	Title:	Vice President

Acknowledged and agreed as of the date first above written:

PASSAGE PORTFOLIO, L.P.

By:	MLIM DivPEP I, LLC,
its general partner

By:	MLIM Private Equity, L.P.,
its managing member

By:	Portfolio Administration & Management Ltd.,
its general partner

By:	/s Steven Baumgarten
	Name:	Steven Baumgarten
	Title:	Vice President

Acknowledged and agreed as of the date first above written:

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	JPMP MASTER FUND MANAGER, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:	JPMP GLOBAL INVESTORS, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:	JPMP GLOBAL INVESTORS, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

Acknowledged and agreed as of the date first above written:

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

By:	JPMP GLOBAL INVESTORS, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	JPMP GLOBAL INVESTORS, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:	JPMP GLOBAL INVESTORS, L.P.
Its general partner

By:	JPMP CAPITAL CORP.
Its general partner

By:	/s/ Richard D. Waters, Jr.
Richard D. Waters, Jr.
Managing Director

Acknowledged and agreed as of the date first above written:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:	/s/ Holly Holtz
	Name:	Holly Holtz
	Title:	Director

Acknowledged and agreed as of the date first above written:

TECHLINE INVESTMENT PTE LTD.

By:	/s/ Alvin A. Fong
	Name:	Alvin A. Fong
	Title:	Authorized Signatory

Acknowledged and agreed as of the date first above written:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

TCW/CRESCENT MEZZANINE TRUST III

TCW/CRESCENT PARTNERS III NETHERLANDS, L.P.

By:   TCW/Crescent Mezzanine Management III, L.L.C.

Its:  Investment Manager

By:  TCW Asset Management Company

Its:  Sub-Advisor

By:	/s/ Timothy P. Costello
	Name:	Timothy P. Costello
	Title:	Managing Director

Acknowledged and agreed as of the date first above written:

/s/ Stanely S. Shuman
Stanley S. Shuman

Macxe, LLC

By:	/s/ Stanley S. Shuman

Its:	Member

/s/ Eran Ashany
Eran Ashany

/s/ Walter O’Hara, Jr.
Walter O’Hara, Jr.

/s/ Robert Dean
Robert Dean

Acknowledged and agreed as of the date first above written:

BVCF IV, L.P.

By: Adams Street Partners, LLC, its General Partner

By:	/s/ David S. Timson
David S. Timson
Partner

Acknowledged and agreed as of the date first above written:

NORTHWESTERN UNIVERSITY

/s/ William H. McLean

By:	William H. McLean

Its:	Vice President and Chief Investment Officer

Acknowledged and agreed as of the date first written above:

SCHWERIN COMPANY, L.L.C.

By:	/s/ Michael Schwerin

Its:	Managing Member

Acknowledged and agreed as of the date first written above:

/s/ Paul Magnell
Paul Magnell

Acknowledged and agreed as of the date first written above:

SPECIAL CO-INVEST I

/s/ Samuel M. Mencoff

By:	Samuel M. Mencoff

Its:	Managing Director

RANDOLPH STREET PARTNERS V

By:	/s/ Jack S. Levin
Jack S. Levin, A Managing Partner

SCHEDULE OF ADDITIONAL INVESTORS

AS OF DECEMBER 1, 2005

Mid-Ocean Europe GP (Jersey) Limited

Mid-Ocean Partners

3rd Floor

1 Chester Street

London SW1X 7HP

Attention: Diarmuid Cummins

J.P. Morgan Partners Global Investors, L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

J.P. Morgan Partners Investors (Cayman), L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

J.P. Morgan Partners Global Investors A, L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

J.P. Morgan Partners Global Investors

(Cayman) II, L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

J.P. Morgan Partners (BHCA), L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

J.P. Morgan Partners Global Investors (Selldown), L.P.

J.P. Morgan Partners

1221 Avenue of the Americas, 39th Floor

New York, NY 10020

Attention: Robert Ruggiero

Arthur Street Portfolio, L.P.

Merrill Lynch Private Equity Partners

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Mike Cerminaro

Arthur Street Fund, L.P.

Merrill Lynch Private Equity Partners

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Mike Cerminaro

Vesey Street Portfolio, L.P.

Merrill Lynch Private Equity Partners

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Mike Cerminaro

Vesey Street Fund, L.P.

Merrill Lynch Private Equity Partners

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Mike Cerminaro

Passage Portfolio, L.P.

Merrill Lynch Private Equity Partners

800 Scudders Mill Road

Plainsboro, NJ 08536

Attention: Mike Cerminaro

Northwestern University

Investment Office

633 Clark Street, Crown 1-209

Evanston, IL 60208

Attention: Du H. Chai

Techline Investment Ltd.

GIC Special Investments Pte Ltd

156 West 56th Street

Suite 190

New York, NY 10019

Attention: David L. Chiang

Teachers Insurance and Annuity Association of America

TIAA-CREF

730 Third Avenue

New York, NY 10017

Attention: Holly D. Holtz

BVCF IV, L.P.

Adams Street Partners

One North Wacker

Suite 2200

Chicago, IL 60606-2807

Attention: David S. Timson

TCW/Crescent Mezzanine Trust

TCW/Crescent Mezzanine, LLC

200 Crescent Court

Suite 1600

Dallas, TX 75201

Attention: Tim Costello

TCW/Crescent Mezzanine Partners III, L.P.

TCW/Crescent Mezzanine, LLC

200 Crescent Court

Suite 1600

Dallas, TX 75201

Attention: Tim Costello

TCW Crescent Mezzanine Partners III Netherlands, L.P

TCW/Crescent Mezzanine, LLC

200 Crescent Court

Suite 1600

Dallas, TX 75201

Attention: Tim Costello

Randolph Street Partners V

c/o Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention: Dennis M. Myers, P.C.

Stanley Shuman

Allen & Company

711 5th Avenue

New York, NY  10022

Macxe LLC

Allen & Company

711 5th Avenue

New York, NY  10022

Eran Ashany

Allen & Company

711 5th Avenue

New York, NY  10022

Walter O’Hara, Jr.

Allen & Company

711 5th Avenue

New York, NY  10022

Robert Dean

Allen & Company

711 5th Avenue

New York, NY  10022

Schwerin Company, L.L.C.

Michael Schwerin

President

One Bayview Avenue

Oyster Bay, New York  11771

Paul Magnell

Plymouth Packaging

4075 West Columbia Ave.

Battle Creek, MI 49015

Special Co-Invest I

Madison Dearborn Partners, LLC

Three First National Plaza

Suite 3800

Chicago, Illinois 60602

Attention: David Mosher